MERRILL LYNCH
                                                                ASSET BUILDER
                                                                PROGRAM, INC.

                               [GRAPHIC OMITTED]


                                                       STRATEGIC
                                                                Performance


                                                                Annual Report
                                                                January 31, 1998

                  Merrill Lynch Asset Builder Program, Inc.

Important Tax Information

Fundamental Value Portfolio

Of the ordinary income distributions paid by Fundamental Value Portfolio to shareholders of record on December 16, 1997, 17.31% qualifies for the dividends received deduction for corporations. Additionally, the Portfolio paid long-term capital gain distributions of $.798602 per share to shareholders of record on December 16, 1997. Of this long-term capital gain distribution, 65.03% is subject to the 28% tax rate and 34.97% is subject to the 20% tax rate.

Global Opportunity Portfolio

Of the ordinary income distributions paid by Global Opportunity Portfolio to shareholders of record on December 16, 1997, 11.77% qualifies for the dividends received deduction for corporations and 8.38% represents income from foreign sources. Additionally, the Portfolio paid foreign withholding taxes of $.007560 per share and long-term capital gain distributions of $.700142 per share to shareholders of record on December 16, 1997. Of the long-term capital gain distribution, 60.53% is subject to the 28% tax rate and 39.47% is subject to the 20% tax rate.

Growth Opportunity Portfolio

Of the ordinary income distributions paid by Growth Opportunity Portfolio to shareholders of record on December 16, 1997, 21.49% qualifies for the dividends received deduction for corporations. Additionally, the Portfolio paid a long-term capital gain distribution of $.443539 per share to shareholders of record on December 16, 1997. Of this long-term capital gain distribution, 25.38% is subject to the 28% tax rate and 74.62% is subject to the 20% tax rate.

Quality Bond Portfolio

Of the ordinary income distributions paid monthly by Quality Bond Portfolio during the fiscal year ended January 31, 1998, 14.72% is attributable to income from Federal obligations. None of the monthly distributions qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gain distributions paid by the Portfolio during the year.

US Government Securities Portfolio

Of the ordinary income distributions paid monthly by US Government Securities Portfolio during the fiscal year ended January 31, 1998, 14.43% is attributable to income from Federal obligations. None of the monthly distributions qualify for the dividends received deduction for corporations. The Portfolio paid short-term capital gain distributions of $.071710 per share to shareholders of record on December 22, 1997. Additionally, there were no long-term capital gain distributions paid by the Portfolio during the year.

Please retain this information for your records.

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

DEAR SHAREHOLDER

We are pleased to provide you with this annual report for Merrill Lynch Asset Builder Program, Inc. The Program consists of five separate diversified portfolios, each with its own investment objectives.

Complete performance information, including average annual total returns, for all five portfolios can be found on pages 8-15 of this report to shareholders.

Fundamental Value Portfolio

Fiscal Year in Review

The fiscal year ended January 31, 1998 proved to be a volatile yet rewarding period for US equity investors, with the unmanaged Standard & Poor's 500 Index (S&P 500) registering a +26.89% total return. In the early part of the year, the stock market was fueled by continued signs of modest noninflationary economic growth and by the solid outlook for corporate profits. Performance early in the fiscal year was led by large-capitalization growth stocks reflecting, in part, the continued influence of the indexing phenomenon which tends to favor larger growth companies. Since the Portfolio had limited exposure to high-multiple growth stocks, performance suffered during this period as compared to the S&P
500. By August, the equity market shifted in the Portfolio's favor as many high-profile growth stocks came under selling pressure as a result of earnings shortfalls and concerns over lofty valuations. Investors directed their attention at that time to the many attractive opportunities available in basic value and small-capitalization issues. Unfortunately, this period of value and small-capitalization outperformance was short-circuited by the Asian financial crisis, which led to a resurgence of safe-haven large-capitalization growth issues and a renewed aversion to cyclically sensitive or Asian-affected companies. For the fiscal year ended January 31, 1998, the Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +17.12%, +15.91%, +15.93% and +16.89%, respectively, lagging the total return of the S&P 500.

Favorably impacting the Portfolio's performance during the year was the solid showing of the following issues: U S West Media Group, AT&T Corp., Ford Motor Co., Bristol-Myers Squibb Co., WHX Corp., Hibernia Corp. and Black & Decker Corp., all of which appreciated by more than 40%. These companies all reported substantial improvements in fundamentals during the year. The Portfolio also benefited significantly from the takeover of six holdings: American Exploration Co., CompuServe Corp., Digital Equipment Corp., ITT Corp., Tandem Computers, Inc. and Transitional Hospitals Corp.

Examining the Portfolio's performance by sector reveals the adverse influence of our overweighted positions in the capital goods--technology and basic industries sectors, as these areas lagged the solid gains of the S&P 500 during the fiscal year. Mitigating the adverse influence somewhat were the significant gains realized during the period in selected holdings in these areas. For example, we realized sizable profits in eight technology and basic industry positions during the year. Going forward, we believe a continued overweighting in the aforementioned sectors is warranted based on attractive valuations and the envisioned improvement in long-term fundamentals emanating from the "Asian contagion." We believe the Asian crisis will lead to a curtailment in capital spending plans by many financially constrained Asian paper and semiconductor producers, which ultimately could lead to an improved supply/demand balance for the affected commodities/products. This expected improvement in long-term fundamentals, combined with modest share price valuations, was the rationale behind our increased commitments to International Paper Co., Tenneco, Inc. and Louisiana-Pacific Corp., and our initiation of a position in Texas Instruments, Inc.

Looking at the Portfolio's other sector exposures, we remain underweighted in consumer staples and financials, a strategy that hindered our 1997 performance. We believe continued modest exposure is warranted based on the limited out-of-favor opportunities available in these areas. We remained underweighted in the energy sector for the bulk of the year, a posture that served us well. We made some changes within our energy holdings late in the year, reflecting relative valuation opportunities. We eliminated our position in YPF S.A. because it reached our price target, and we initiated positions in two underperforming and undervalued issues, Enron Corp. and Exxon Corporation.

In the wake of the Asian crisis, we expanded our exposure to the domestically oriented retail sector, which served to further augment our already above-market exposure to the consumer cyclical group. We judged this area would suffer few ill effects from the problems occurring in the Pacific Rim. We added to our core holdings of Kmart Corporation and Woolworth Corp., initiated a position in Sears, Roebuck & Co., and reestablished a position in Toys 'R' Us, Inc. Sears and Toys 'R' Us have encountered fundamental problems recently, the former in its credit division and the latter in its remodeling efforts. Both are taking steps to rectify their respective problems and thus, we viewed the share price weakness and modest valuations as providing buying opportunities.

Although 1997 proved a challenging year for Fundamental Value Portfolio, we believe the Portfolio is favorably positioned for 1998. We have exposure to many attractively valued equities that offer favorable turnaround potentials and bright appreciation prospects. The Portfolio's potential is further enhanced by the modest valuation of its holdings. On average, the Portfolio's investments have a price/earnings ratio of 14.5 times 1998 estimated earnings per share and a price/book value per share ratio of 1.9 times, representing sizable discounts relative to the valuations of the stocks in the S&P 500 Index.

Global Opportunity Portfolio

Fiscal Year in Review

As of January 31, 1998, the Portfolio's asset allocation was: foreign stocks, 28% of net assets; US stocks, 28%; foreign bonds, 14%; US bonds, 15%; and cash and cash equivalents, 15%.

During the fiscal year ended January 31, 1998, the overall returns of the Portfolio were held down by the laggard performance of foreign equities and bonds relative to the performance of their US counterparts. The negative impact of foreign equities was limited by the reduction of that sector during the second half of 1997. The decision to limit representation in Asian markets and to remain underweighted in Japanese equities further reduced the negative impact of foreign equities. As for foreign bonds, the maintenance of currency hedges against the European fixed-income positions during much of the year improved the Portfolio's returns by limiting the negative impact of a strong US dollar relative to European currencies. US equities continued to be a positive net contributor to overall portfolio returns during 1997. The strong overall performance in the financial services sector, which was the largest single group represented among US equities, offset less-favorable performance among technology, healthcare and economically sensitive equities.

Portfolio Matters

During the three months ended January 31, 1998, we continued to become more cautious toward foreign stocks. Our concerns over the widening economic problems in Asia, particularly South Korea, Japan and Southeast Asia, led us to reduce our allocation to foreign equities from 41% of net assets as of October 31, 1997 to 28% as of January 31, 1998. In decreasing our foreign equity weighting, we eliminated representation in Brazil. We regarded the Brazilian market as being the most vulnerable to a deterioration of the situation in Asia, particularly if the Hong Kong currency peg to the US dollar were to come under pressure. We also reduced Asian representation through the sale of HSBC Holdings PLC.

In November 1997, we further reduced Japan's relative position from an already underweighted exposure. In addition to reducing individual commitments, we liquidated positions in Autobacs Seven Co., Ltd., Mitsubishi Heavy Industries, Ltd., Mitsubishi Electric Corp., Mitsui-Soko Co., Ltd. and Toray Industries, Inc. We were concerned that the uncertainties surrounding the Japanese financial structure and economy would limit the recovery potential in the Japanese stock market over the coming months. However, by January 1998 the government had proposed measures which could stabilize the financial structure and the economy. Since we believed that these measures limited downside risk in the Japanese equity market, we began the process of rebuilding our weighting in Japan through the establishment of positions in Bank of Tokyo--Mitsubishi, Ltd., Ito-Yokado Co., Ltd. and Makino Milling Machine Co., Ltd.

Our reduction of the European equity representation was more limited in scope, given a relatively favorable economic background for European economies. While we liquidated


                                     2 & 3

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

positions in Siemens AG, ABB AG and ABN Amro Holding N.V., we also established positions in Nordbanken Holding AB, Thomson-CSF S.A., Devro PLC and Sun International Hotels Ltd.

The assets resulting from the sale of foreign equities were directed to US equities. Consistent with our expectation of further US interest rate declines, financial services equities continued to account for the largest concentration of assets in the US stock portion of the Portfolio. Significant representation is also maintained in healthcare, where new positions included Bristol-Myers Squibb Co., Pfizer, Incorporated and Warner-Lambert Company, as well as in technology and energy. Overall, we are increasing emphasis on the shares of companies which we believe have a limited potential for earnings disappointments resulting from the problems afflicting the Asian economies.

The bulk of our foreign bond weighting remained concentrated in Europe, including Denmark, France, Germany, Italy, Sweden, Spain and the United Kingdom. During January 1998, we became more optimistic in our outlook for the US dollar. Consequently, we increased the size of the hedges to include the equivalent of a full weighting in European stocks and bonds and Japanese equities. In the US bond sector, we extended the Portfolio's average duration to 6.1 years as of January 31, 1998. Our optimistic stance toward US bonds reflected indications that inflationary pressures in the US economy were exceptionally subdued. The problems in Asian economies and a resultant slowdown in the US economy seemed likely to accentuate the trend toward lower inflation. At the same time, the rapid shrinkage, if not outright elimination, of the US Federal budget deficit was expected to continue to reduce the supply of newly issued US Government securities relative to demand.

Growth Opportunity Portfolio

Fiscal Year in Review

For the fiscal year ended January 31, 1998, Growth Opportunity Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +23.52%, +22.16%, +22.17% and +23.30%, respectively. The Portfolio outperformed the Lipper Analytical Services Growth Funds Average total return of +19.66%, but underperformed the unmanaged Standard & Poor's 500 (S&P 500) Index total return of +26.89% for the same 12-month period. The primary reason for the Portfolio's underperformance relative to the S&P 500 Index was the decline in the stock prices of holdings in the computer, computer software, communications equipment and oil services industries during the fourth fiscal quarter. These declines appear to be related to investor concerns about the potential impact of recessions in Asian countries on the profits of individual companies in these industries. Fourth quarter 1997 earnings results reported during January 1998 suggest that the financial crisis and business declines in Asia have had a relatively minimal effect thus far on the profits of most US-based global companies. The stock prices of many of the Portfolio's investments started to recover during January as reported earnings showed the modest effect of declines in sales in Asia on their corporate results.

During the year ended January 31, 1998, we followed a fairly consistent portfolio strategy which we implemented early in the fiscal year. At the start of the fiscal year, we modestly changed the industry structure of the Portfolio in order to focus on companies in several cyclical growth industries which appeared to have excellent growth prospects for 1997. Several surveys of investment plans by corporations had indicated increased spending plans for 1997 on new networked computer systems, advanced digital wireless and wireline communication infrastructure and energy exploration activities. Consequently, we added a number of companies to the Portfolio in these industries. For example, we added Baan Company, N.V. and SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung), two of the global leaders in client server-based business application software, to the Portfolio. These two organizations are among the leaders in facilitating the change, by both major and small corporations, to totally networked operational systems with anticipated improvements in productivity.

In the networking area, we added Cisco Systems, Inc., the global leader in network equipment and software for the internet and private corporate intranets of computer systems. We added Hewlett-Packard Co. because of the reasonable valuation and the company's high profile in the corporate market for networked server computers and workstations. In the communications equipment sector, we added Lucent Technologies, Inc., Telefonaktiebolaget LM Ericsson, Newbridge Networks Corp., Northern Telecom Limited and FORE Systems, Inc. These companies have been leaders in receiving new contract awards by long distance and local exchange telephone companies and unregulated commercial communication companies for the latest in digital communication infrastructure switches and related software, which can efficiently carry not only voice and data but also video communications. These investments are necessary to compete for the communications service business of the many corporations which are investing in expanded networks of desktop computers, in our view. In the energy exploration sector, we added Diamond Offshore Drilling, Inc., a leader in equipment and systems for deepwater offshore exploration services. In addition, we added Baker Hughes, Inc., which is a leader in high technology equipment and services for energy exploration.

The companies which contributed the most to Portfolio returns during the fiscal year ended January 31, 1998 were COMPAQ Computer Corp., Lucent Technologies, Inc., SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung), Microsoft Corporation, Cisco Systems, Inc. and Northern Telecom Limited. Other significant contributors to the Portfolio's positive investment returns were The Gillette Co., The Coca-Cola Company and Pfizer, Incorporated.

As stated earlier, the primary reason for the Portfolio's underperformance relative to the S&P 500 Index during the quarter ended January 31, 1998 was the decline in the stock prices of Portfolio holdings in the cyclical growth sectors. However, the comparative stock price performance started to improve during January 1998 as the reporting of operational results for a majority of our investment holdings showed that the negative business conditions resulting from the recessions and financial crisis in Asia were having a limited impact on overall business profits. We continued to pursue the investment strategy we put in place a year ago. The most recent reports from corporate management and industry surveys show a continuation of positive capital investment trends in networked computer systems and software, in digital infrastructure for both wireless and wireline communication systems and in energy exploration activities, particularly in offshore deepwater locations.

We changed our strategy modestly by increasing the Portfolio's weighting in the banking and financial sector. The economic recessions in the developing Asian countries are likely to slow the rate of real economic growth on a worldwide basis and keep consumer price inflation at a relatively modest pace. Banking and financial companies which have a modest exposure to credit risk in the Asian markets may experience further appreciation in stock price valuation ratios in this environment. At fiscal year-end, the Portfolio had 11.4% of net assets in the banking and financial sector, the Portfolio's largest industry weighting. The next largest sectors were communications equipment, 9.3% of net assets; financial services, 7.2%; pharmaceuticals, 7%; and software--computers, 6.8%. We had 10.2% of net assets in cash and cash equivalents at the end of the fiscal year. Looking ahead, we have a positive outlook for investment returns from the US stock market in 1998.

Quality Bond Portfolio

Fiscal Year in Review

During the first quarter of the fiscal year, fixed-income markets fell on concern of growing inflationary pressures. We shortened the duration of the Portfolio to 4.4 years by increasing the Portfolio's cash reserves to 7.9% of net assets. At the end of March, the Federal Reserve Board launched a preemptive strike against inflationary pressures by raising the Federal Funds rate by 25 basis points (0.25%). Interest rates peaked in mid-April, then dropped through the second quarter. This rally was fueled by a significant change in expectations regarding the economy and by a more optimistic outlook for inflation. At this time, we decided to maintain a duration-neutral strategy for the Portfolio, based on the volatility that characterized the market. Accordingly, we set a range of 4.5 years-4.6 years for the Portfolio's duration. The


                                      4 & 5

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

Portfolio's performance was hurt by the relatively high percentage (8%) of the Portfolio's net assets in cash reserves in response to our concerns regarding volatility.

The market continued to rally until the middle of the summer. We extended the upper limit of our duration range to 4.7 years and lengthened the positions accordingly. The market fell sharply in August as a result of stronger-than-expected employment and purchasing manager reports. These figures suggested substantially stronger consumer spending in the third quarter. The market rallied again in September on the belief that the Federal Reserve Board would not move to tighten interest rates again in 1997. Prices then began to fall in early October in response to concerns about employment and wage pressures, but reversed direction and rose sharply in the middle of the month because of concerns about the Asian currency crisis.

The US Treasury market has been viewed as a safe haven for investors. By the end of December, bond yields were at their lowest levels of the year. We then extended the Portfolio's duration to 5.9 years in order to participate in this rally. This strategy enhanced the Portfolio's performance so that the total returns on the Portfolio's Class A, Class B, Class C and Class D Shares were +10.59%, +9.55%, +9.46% and +10.21%, respectively, for the year ended January 31, 1998.

US Government Securities Portfolio

During the three-month period ended January 31, 1998, the US economy continued to show growth that was strong, inflation that was low and employment that was high. The US economy in real terms expanded at a 4.3% annual rate in the fourth quarter and at a 3.8% pace for all of 1997. This is up from a 2.8% pace the prior year, and was the strongest annual growth rate in nine years. Meanwhile, price inflation remained extremely mild for this pace of growth. For all of 1997, the Consumer Price Index rose only 1.7%, the smallest increase in more than a decade. In addition, the Producer Price Index posted its first annual decline since 1991. However, the Federal Reserve Board continues to be concerned with wage inflation.

For all of 1997, employment costs rose 3.3%, up from the 2.9% increase the prior year. Employment costs account for two-thirds of consumer prices. Although employment costs are a concern for the Federal Reserve Board, this concern was dampened by mild price inflation and increased productivity. The January 1998 unemployment rate held steady at 4.7%, just above a 24-year low. The unemployment rate has been below 6% since January 1994 and below 5.5% since January 1996.

The turmoil in the Asian financial markets could have a major impact on the US economy, which may be evidenced in the upcoming economic data releases. It is expected that growth will slow in response to declining demand for exports. It is also expected that price inflation will remain low, aided by falling import prices. Additionally, both slowing economic growth and falling imports prices will most likely reduce corporate profits, which may marginally increase the unemployment rate. It would appear that the turmoil in the Asian financial markets kept the Federal Reserve Board from tightening monetary policy at their most recent Federal Open Market Committee meetings. Until the events abroad subside, the Federal Reserve Board's policy will probably remain on hold. If the turmoil in the Asian markets stabilizes without a slowing effect on economic growth, the Federal Reserve Board will probably tighten monetary policy as a preemptive strike against inflation, given the low unemployment rate, in our opinion. On the other hand, if the Asian turmoil sharply slows US economic growth, the Federal Reserve Board may be inclined to ease monetary policy. The fixed-income markets will probably experience some volatility in the likelihood of either event.

Safe haven buying by both domestic and foreign investors in the US Treasury market resulting from the turmoil abroad drove the 30-year bond yield to a four-year low during the quarter ended January 31, 1998. The three-year, five-year, ten-year and 30-year Treasury yields ended the period in excess of 30 basis points (0.30%) lower at 5.32%, 5.38%, 5.51% and 5.81%, respectively. Although the yield spread flattened during the January quarter, the two year-ten year yield curve ended the period where it started at 20 basis points.

Fiscal Year in Review

For the first three quarters of the fiscal year ended January 31, 1998, we remained very heavily weighted in mortgage-backed securities (MBS) as a low volatility environment kept MBS yield spreads in a narrow trading range. Early in the fiscal year we sold slightly seasoned MBS (those that are one-year--three-years old), swapping them for MBS with maturities that are to be announced at very attractive premiums. As interest rates moved lower, we moved down in coupon into less refinancable securities and into Government National Mortgage Association securities whose prepayments tend to be slower than conventional MBS. Additionally, many of these MBS participated in the dollar roll program, further enhancing Portfolio performance.

The continued drop in long-term interest rates during the fourth fiscal quarter put pressure on mortgage-backed securities. The MBA refinancing index--a measure of mortgage refinance applications--hit an all-time high during the January quarter, nearly doubling its previous 1993 record. We have been vigilant about avoiding those MBS securities that would be hurt the most by refinancing. Of the Portfolio's 67% of net assets allocated to MBS, 58% is invested in those MBS which have little or no incentive to refinance. Additionally, there is a 10% allocation in super premium MBS, which have already gone through several refinancing opportunities. This strategy of avoiding prepayment-sensitive MBS benefited the Portfolio's total return during the fiscal year ended January 31, 1998.

As interest rates came down, so did the durations of MBS. We managed the shortening of the durations of the MBS allocation through the purchase of US Treasury securities. The Portfolio has a 32% US Treasury allocation. The use of US Treasury securities, along with our strategy of avoiding prepayment-sensitive MBS, should allow the Portfolio to participate in a rally if interest rates continue coming down without giving up the attractive yields provided by MBS. Going forward, MBS are likely to continue to be attractive supported by demand for yield and strong dollar roll markets created by collateralized mortgage obligation issuance.

In Conclusion

We thank you for your investment in Merrill Lynch Asset Builder Program, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Geraldine C. Gunn

Geraldine C. Gunn
Senior Vice President and
Portfolio Manager
Fundamental Value Portfolio


/s/ Thomas R. Robinson

Thomas R. Robinson
Senior Vice President and
Portfolio Manager
Global Opportunity Portfolio


/s/ Lawrence R. Fuller

Lawrence R. Fuller
Vice President and
Portfolio Manager
Growth Opportunity Portfolio


/s/ Jay C. Harbeck

Jay C. Harbeck
Senior Vice President and
Portfolio Manager
Quality Bond Portfolio


/s/ Gregory Mark Maunz

Gregory Mark Maunz
Senior Vice President and
Portfolio Manager
US Government Securities Portfolio

March 16, 1998


                                     6 & 7

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Program through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios. In addition, Quality Bond and US Government Securities Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a 0.75% distribution fee and a 0.25% account maintenance fee. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios automatically convert to Class D Shares after approximately 8 years. Quality Bond and US Government Securities Portfolios automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Quality Bond and US Government Securities Portfolios. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee) for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                                       Standardized
                                                                                            12 Month       3 Month     30-day Yield
                                                            1/31/98   10/31/97    1/31/97   % Change      % Change    As of 1/31/98
===================================================================================================================================
Fundamental Value Portfolio Class A Shares                  $13.98     $15.75     $13.58     + 8.94%(1)    -6.07%(1)         --
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio Class B Shares                   13.75      15.41      13.39     + 8.76(1)     -5.49(1)          --
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio Class C Shares                   13.75      15.41      13.39     + 8.76(1)     -5.49(1)          --
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio Class D Shares                   13.94      15.68      13.54     + 8.96(1)     -5.91(1)          --
-----------------------------------------------------------------------------------------------------------------------------------
Global Opportunity Portfolio Class A Shares                  11.40      12.80      11.93     + 1.51(2)     -5.39(2)          --
-----------------------------------------------------------------------------------------------------------------------------------
Global Opportunity Portfolio Class B Shares                  11.30      12.61      11.86     + 1.26(2)     -4.77(2)          --
-----------------------------------------------------------------------------------------------------------------------------------
Global Opportunity Portfolio Class C Shares                  11.28      12.59      11.84     + 1.26(2)     -4.77(2)          --
-----------------------------------------------------------------------------------------------------------------------------------
Global Opportunity Portfolio Class D Shares                  11.39      12.76      11.92     + 1.51(2)     -5.17(2)          --
-----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunity Portfolio Class A Shares                  13.42      14.19      11.79     +17.63(3)     -2.26(3)          --
-----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunity Portfolio Class B Shares                  13.27      13.93      11.68     +17.45(3)     -1.52(3)          --
-----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunity Portfolio Class C Shares                  13.26      13.92      11.67     +17.47(3)     -1.52(3)          --
-----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunity Portfolio Class D Shares                  13.42      14.15      11.78     +17.73(3)     -1.99(3)          --
-----------------------------------------------------------------------------------------------------------------------------------
Quality Bond Portfolio Class A Shares                        10.10      10.01       9.79     + 3.17        +0.90             6.02%
-----------------------------------------------------------------------------------------------------------------------------------
Quality Bond Portfolio Class B Shares                        10.09      10.00       9.79     + 3.06        +0.90             5.52
-----------------------------------------------------------------------------------------------------------------------------------
Quality Bond Portfolio Class C Shares                        10.09      10.00       9.79     + 3.06        +0.90             5.45
-----------------------------------------------------------------------------------------------------------------------------------
Quality Bond Portfolio Class D Shares                        10.09      10.00       9.79     + 3.06        +0.90             5.83
-----------------------------------------------------------------------------------------------------------------------------------
US Government Securities Portfolio Class A Shares            10.48      10.44      10.20     + 2.75        +0.38             6.31
-----------------------------------------------------------------------------------------------------------------------------------
US Government Securities Portfolio Class B Shares            10.48      10.44      10.20     + 2.75        +0.38             5.80
-----------------------------------------------------------------------------------------------------------------------------------
US Government Securities Portfolio Class C Shares            10.48      10.44      10.19     + 2.85        +0.38             5.75
-----------------------------------------------------------------------------------------------------------------------------------
US Government Securities Portfolio Class D Shares            10.48      10.44      10.20     + 2.75        +0.38             6.09
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio Class A Shares--Total Return                                     +17.12(4)     +0.98(4)
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio Class B Shares--Total Return                                     +15.91(5)     +0.72(5)
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio Class C Shares--Total Return                                     +15.93(6)     +0.73(6)
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio Class D Shares--Total Return                                     +16.89(7)     +0.94(7)
-----------------------------------------------------------------------------------------------------------------------------------
Global Opportunity Portfolio Class A Shares--Total Return                                    + 7.27(8)     -0.02(8)
-----------------------------------------------------------------------------------------------------------------------------------
Global Opportunity Portfolio Class B Shares--Total Return                                    + 5.97(9)     -0.33(9)
-----------------------------------------------------------------------------------------------------------------------------------
Global Opportunity Portfolio Class C Shares--Total Return                                    + 5.99(10)    -0.32(10)
-----------------------------------------------------------------------------------------------------------------------------------
Global Opportunity Portfolio Class D Shares--Total Return                                    + 7.02(11)    -0.03(11)
-----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunity Portfolio Class A Shares--Total Return                                    +23.52(12)    +2.63(12)
-----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunity Portfolio Class B Shares--Total Return                                    +22.16(13)    +2.42(13)
-----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunity Portfolio Class C Shares--Total Return                                    +22.17(13)    +2.43(13)
-----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunity Portfolio Class D Shares--Total Return                                    +23.30(14)    +2.65(14)
-----------------------------------------------------------------------------------------------------------------------------------


                                     8 & 9

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

Recent Performance Results* (concluded)

                                                                            12 Month       3 Month
                                                                            % Change      % Change
===================================================================================================
Quality Bond Portfolio Class A Shares--Total Return                         +10.59(15)    +2.65(16)
---------------------------------------------------------------------------------------------------
Quality Bond Portfolio Class B Shares--Total Return                         + 9.55(17)    +2.43(18)
---------------------------------------------------------------------------------------------------
Quality Bond Portfolio Class C Shares--Total Return                         + 9.46(19)    +2.41(20)
---------------------------------------------------------------------------------------------------
Quality Bond Portfolio Class D Shares--Total Return                         +10.21(21)    +2.58(22)
---------------------------------------------------------------------------------------------------
US Government Securities Portfolio Class A Shares--Total Return             +10.66(23)    +2.74(24)
---------------------------------------------------------------------------------------------------
US Government Securities Portfolio Class B Shares--Total Return             + 9.76(25)    +2.54(26)
---------------------------------------------------------------------------------------------------
US Government Securities Portfolio Class C Shares--Total Return             + 9.79(27)    +2.52(28)
---------------------------------------------------------------------------------------------------
US Government Securities Portfolio Class D Shares--Total Return             +10.38(29)    +2.68(30)
---------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.799 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.700 per share capital gains distributions.
(3) Percent change includes reinvestment of $0.444 per share capital gains distributions.
(4) Percent change includes reinvestment of $1.089 per share ordinary income dividends and $0.799 capital gains distributions.
(5) Percent change includes reinvestment of $0.940 per share ordinary income dividends and $0.799 capital gains distributions.
(6) Percent change includes reinvestment of $0.942 per share ordinary income dividends and $0.799 capital gains distributions.
(7) Percent change includes reinvestment of $1.053 per share ordinary income dividends and $0.799 capital gains distributions.
(8) Percent change includes reinvestment of $0.677 per share ordinary income dividends and $0.700 capital gains distributions.
(9) Percent change includes reinvestment of $0.552 per share ordinary income dividends and $0.700 capital gains distributions.
(10) Percent change includes reinvestment of $0.553 per share ordinary income dividends and $0.700 capital gains distributions.
(11) Percent change includes reinvestment of $0.647 per share ordinary income dividends and $0.700 capital gains distributions.
(12) Percent change includes reinvestment of $0.686 per share ordinary income dividends and $0.444 capital gains distributions.
(13) Percent change includes reinvestment of $0.544 per share ordinary income dividends and $0.444 capital gains distributions.
(14) Percent change includes reinvestment of $0.648 per share ordinary income dividends and $0.444 capital gains distributions.
(15) Percent change includes reinvestment of $0.689 per share ordinary income dividends.
(16) Percent change includes reinvestment of $0.174 per share ordinary income dividends.
(17) Percent change includes reinvestment of $0.604 per share ordinary income dividends.
(18) Percent change includes reinvestment of $0.153 per share ordinary income dividends.
(19) Percent change includes reinvestment of $0.596 per share ordinary income dividends.
(20) Percent change includes reinvestment of $0.151 per share ordinary income dividends.
(21) Percent change includes reinvestment of $0.664 per share ordinary income dividends.
(22) Percent change includes reinvestment of $0.168 per share ordinary income dividends.
(23) Percent change includes reinvestment of $0.768 per share ordinary income dividends.
(24) Percent change includes reinvestment of $0.244 per share ordinary income dividends.
(25) Percent change includes reinvestment of $0.683 per share ordinary income dividends.
(26) Percent change includes reinvestment of $0.223 per share ordinary income dividends.
(27) Percent change includes reinvestment of $0.675 per share ordinary income dividends.
(28) Percent change includes reinvestment of $0.221 per share ordinary income dividends.
(29) Percent change includes reinvestment of $0.742 per share ordinary income dividends.
(30) Percent change includes reinvestment of $0.237 per share ordinary income dividends.

Fundamental Value Portfolio

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lipper Growth and Income Fund Index and the S&P 500 Index. Beginning and ending values are:

                                             2/01/95**       1/98
Fundamental Value Portfolio+ --
Class A Shares*                              $9,475        $16,420
Fundamental Value Portfolio+ --
Class B Shares*                              $10,000       $16,585
Lipper Growth and Income Fund Index++        $10,000       $19,821
S&P 500 Index+++                             $10,000       $22,224

A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the Lipper Growth and Income Fund Index and the S&P 500 Index. Beginning and ending values are:

                                             2/01/95**       1/98
Fundamental Value Portfolio+ --
Class C Shares*                              $10,000       $16,791
Fundamental Value Portfolio+ --
Class D Shares*                               $9,475       $16,310
Lipper Growth and Income Fund Index++        $10,000       $19,821
S&P 500 Index+++                             $10,000       $22,224

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**  Commencement of operations.

+ Fundamental Value Portfolio invests in equities, primarily common stocks and, to a lesser extent, securities convertible into common stock, as well as preferred stocks and non-convertible debt securities.

++ Lipper Growth and Income Fund Index is an equally weighted Index of the largest growth and income mutual funds. During the year ended January 31, 1998, we changed the Portfolio's primary performance benchmark from the unmanaged S&P 500 Index to the unmanaged Lipper Growth and Income Fund Index because it is more consistent with the Portfolio's investment objective. Performance data is as of January 31, 1995.

+++ This unmanaged broad-based Index is comprised of common stocks. Past performance is not predictive of future performance.

Fundamental Value Portfolio

Average Annual Total Returns

                                          % Return Without       % Return With
                                            Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/97                            +19.83%                +13.54%
--------------------------------------------------------------------------------
Inception (2/01/95) to 12/31/97                +20.36                 +18.15
--------------------------------------------------------------------------------
*   Maximum sales charge is 5.25%.
**  Assuming maximum sales charge.

                                              % Return            % Return
                                            Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/97                            +18.53%            +14.53%
--------------------------------------------------------------------------------
Inception (2/01/95) to 12/31/97                +19.10             +18.61
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**  Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return            % Return
                                            Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/97                            +18.46%            +17.46%
--------------------------------------------------------------------------------
Inception (2/01/95) to 12/31/97                +19.09             +19.09
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**  Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                          % Return Without   % Return With
                                            Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/97                            +19.51%            +13.23%
--------------------------------------------------------------------------------
Inception (2/01/95) to 12/31/97                +20.11             +17.91
--------------------------------------------------------------------------------
*   Maximum sales charge is 5.25%.
**  Assuming maximum sales charge.


                                    10 & 11

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

Global Opportunity Portfolio

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Morgan Stanley Capital International World Index and the Salomon Brothers World Government Bond Index. Beginning and ending values are:

                                           2/01/95**           1/98
Global Opportunity Portfolio+ --
Class A Shares*                            $ 9,475            $12,730
Global Opportunity Portfolio+ --
Class B Shares*                            $10,000            $12,803
Morgan Stanley Capital International
World Index++                              $10,000            $16,550
Salomon Brothers World Government
Bond Index+++                              $10,000            $12,227

A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International World Index and the Salomon Brothers World Government Bond Index. Beginning and ending values are:

                                           2/01/95**           1/98
Global Opportunity Portfolio+ --
Class C Shares*                            $10,000            $12,990
Global Opportunity Portfolio+ --
Class D Shares*                            $ 9,475            $12,646
Morgan Stanley Capital International
World Index++                              $10,000            $16,550
Salomon Brothers World Government
Bond Index+++                              $10,000            $12,227

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**  Commencement of operations.
+ Global Opportunity Portfolio invests in a portfolio of US and foreign equity, debt and money market securities.
++ This unmanaged market capitalization-weighted Index is comprised of a respresentative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
+++ This unmanaged market capitalization-weighted Index tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States. Past performance is not predictive of future performance.

Global Opportunity Portfolio

Average Annual Total Returns

                                          % Return Without    % Return With
                                            Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/97                            + 9.26%             +3.53%
--------------------------------------------------------------------------------

Inception (2/01/95) to 12/31/97                +10.43              +8.41
--------------------------------------------------------------------------------
*   Maximum sales charge is 5.25%.
**  Assuming maximum sales charge.

                                              % Return            % Return
                                            Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/97                            + 8.14%             +4.25%
--------------------------------------------------------------------------------
Inception (2/01/95) to 12/31/97                + 9.27              +8.69
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**  Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return            % Return
                                            Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/97                            + 8.08%             +7.10%
--------------------------------------------------------------------------------
Inception (2/01/95) to 12/31/97                + 9.23              +9.23
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**  Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                          % Return Without   % Return With
                                            Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/97                            + 9.01%             +3.29%
--------------------------------------------------------------------------------
Inception (2/01/95) to 12/31/97                +10.19              +8.17
--------------------------------------------------------------------------------
*   Maximum sales charge is 5.25%.
**  Assuming maximum sales charge.

Growth Opportunity Portfolio

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lipper Growth Fund Index. Beginning and ending values are:

                                                2/02/96**        1/98
Growth Opportunity Portfolio+ --
Class A Shares*                                 $ 9,475         $13,798
Growth Opportunity Portfolio+ --
Class B Shares*                                 $10,000         $13,968
Lipper Growth Fund Index++                      $10,000         $14,724

A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the Lipper Growth Fund Index. Beginning and ending values are:

                                                2/02/96**        1/98
Growth Opportunity Portfolio+ --
Class C Shares*                                 $10,000         $14,258
Growth Opportunity Portfolio+ --
Class D Shares*                                 $ 9,475         $13,762
Lipper Growth Fund Index++                      $10,000         $14,724

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**  Commencement of operations.
+ Growth Opportunity Portfolio invests in a portfolio of equity securities, placing particular emphasis on large-capitalization companies that are anticipated to exhibit above-average growth rates in earnings.
++ Lipper Growth Fund Index is an equally weighted Index of the largest mutual funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The index is adjusted for reinvestment of capital gains distributions and income dividends. Past performance is not predictive of future performance.

Growth Opportunity Portfolio

Average Annual Total Returns

                                          % Return Without    % Return With
                                            Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/97                            +28.70%            +21.94%
--------------------------------------------------------------------------------
Inception (2/02/96) to 12/31/97                +21.29             +17.92
--------------------------------------------------------------------------------
*   Maximum sales charge is 5.25%.
**  Assuming maximum sales charge.

                                              % Return           % Return
                                            Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/97                            +27.19%            +23.19%
--------------------------------------------------------------------------------
Inception (2/02/96) to 12/31/97                +20.04             +18.71
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**  Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return            % Return
                                            Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/97                            +27.21%            +26.21%
--------------------------------------------------------------------------------
Inception (2/02/96) to 12/31/97                +20.00             +20.00
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**  Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                          % Return Without     % Return With
                                            Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/97                            +28.35%            +21.62%
--------------------------------------------------------------------------------
Inception (2/02/96) to 12/31/97                +21.13             +17.76
--------------------------------------------------------------------------------
*   Maximum sales charge is 5.25%.
**  Assuming maximum sales charge.


                                    12 & 13

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

PERFORMANCE DATA (concluded)

Quality Bond Portfolio

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the ML C0A0 Corporate Master Bond Index. Beginning and ending values are:

                                        2/01/95**        1/98
Quality Bond Portfolio+ --
Class A Shares*                         $ 9,600         $11,891
Quality Bond Portfolio+ --
Class B Shares*                         $10,000         $11,862
ML C0A0 Corporate Master
Bond Index++                            $10,000         $13,823

A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the ML C0A0 Corporate Master Bond Index. Beginning and ending values are:

                                        2/01/95**        1/98
Quality Bond Portfolio+ --
Class C Shares*                         $10,000         $12,035
Quality Bond Portfolio+ --
Class D Shares*                         $ 9,600         $11,791
ML C0A0 Corporate Master Bond Index++   $10,000         $13,823

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**  Commencement of operations.
+ Quality Bond Portfolio invests in a diversified portfolio of debt obligations, including corporate bonds and notes, convertible securities, preferred stocks and government obligations. The Portfolio will invest primarily in securities rated in the top three rating categories (A or better) of a nationally recognized rating agency or in securities with similar credit characteristics.
++ This unmanaged Index is comprised of all investment-grade corporate bonds rated BB3 or higher, of all maturities. Past performance is not predictive of future performance.

Quality Bond Portfolio

Average Annual Total Returns

                                          % Return Without     % Return With
                                            Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/97                             +9.33%             +4.96%
--------------------------------------------------------------------------------
Inception (2/01/95) to 12/31/97                 +7.13              +5.63
--------------------------------------------------------------------------------
*   Maximum sales charge is 4%.
**  Assuming maximum sales charge.

                                              % Return           % Return
                                            Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/97                             +8.39%             +4.39%
--------------------------------------------------------------------------------
Inception (2/01/95) to 12/31/97                 +6.22              +5.60
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**  Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return           % Return
                                            Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/97                             +8.30%             +7.30%
--------------------------------------------------------------------------------
Inception (2/01/95) to 12/31/97                 +6.14              +6.14
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**  Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                          % Return Without    % Return With
                                            Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/97                             +9.06%             +4.70%
--------------------------------------------------------------------------------
Inception (2/01/95) to 12/31/97                 +6.86              +5.37
--------------------------------------------------------------------------------
*   Maximum sales charge is 4%.
**  Assuming maximum sales charge.

================================================================================
US Government Securities Portfolio

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Salomon Brothers Mortgage Index. Beginning and ending values are:

                                        2/01/95**        1/98
US Government Securities Portfolio+ --
Class A Shares*                         $ 9,600         $12,851
US Government Securities Portfolio+ --
Class B Shares*                         $10,000         $12,861
Salomon Brothers Mortgage Index++       $10,000         $13,272

A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the Salomon Brothers Mortgage Index. Beginning and ending values are:

                                        2/01/95**        1/98
US Government Securities Portfolio+ --
Class C Shares*                         $10,000         $13,036
US Government Securities Portfolio+ --
Class D Shares*                         $ 9,600         $12,747
Salomon Brothers Mortgage Index++       $10,000         $13,272

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**  Commencement of operations.
+ US Government Securities Portfolio invests in marketable securities issued or guaranteed by the US Government, by various agencies of the US Government and by various instrumentalities which have been established or sponsored by the US Government.
++ This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. Past performance is not predictive of future performance.

US Government Securities Portfolio

Average Annual Total Returns

                                          % Return Without     % Return With
                                            Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/97                            + 9.85%             +5.45%
--------------------------------------------------------------------------------
Inception (2/01/95) to 12/31/97                +10.00              +8.47
--------------------------------------------------------------------------------
*   Maximum sales charge is 4%.
**  Assuming maximum sales charge.

                                              % Return            % Return
                                            Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/97                             +8.95%             +4.95%
--------------------------------------------------------------------------------
Inception (2/01/95) to 12/31/97                 +9.10              +8.52
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**  Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return           % Return
                                            Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/97                            + 8.87%             +7.87%
--------------------------------------------------------------------------------
Inception (2/01/95) to 12/31/97                + 8.99              +9.00
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**  Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                          % Return Without     % Return With
                                            Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/97                             +9.57%             +5.19%
--------------------------------------------------------------------------------
Inception (2/01/95) to 12/31/97                 +9.71              +8.18
--------------------------------------------------------------------------------
*   Maximum sales charge is 4%.
**  Assuming maximum sales charge.


                                    14 & 15

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                  Fundamental Value Portfolio
------------------------------------------------------------------------------------------------------------------------------------
MIDDLE                                          Shares                                                             Value  Percent of
EAST              Industries                    Held                      Investments                  Cost     (Note 1a) Net Assets
====================================================================================================================================
Israel            Computer Services           125,000  +Scitex Corp. Ltd.                         $ 1,244,861  $ 1,226,562     1.6%
------------------------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in the Middle East        1,244,861    1,226,562     1.6
====================================================================================================================================
NORTH
AMERICA
====================================================================================================================================
United States     Automotive                   25,000   Ford Motor Co.                                810,389    1,275,000     1.7
                                               25,000   General Motors Corp.                        1,286,517    1,448,438     1.9
                                                                                                  -----------  -----------   -----
                                                                                                    2,096,906    2,723,438     3.6
                  ------------------------------------------------------------------------------------------------------------------
                  Banking                      15,000   Bankers Trust New York Corp.                1,157,132    1,564,688     2.0
                                               80,000   Hibernia Corp. (Class A)                      948,558    1,525,000     2.0
                                                5,000   Wells Fargo & Company                       1,274,628    1,545,000     2.0
                                                                                                  -----------  -----------   -----
                                                                                                    3,380,318    4,634,688     6.0
                  ------------------------------------------------------------------------------------------------------------------
                  Beverage & Entertainment     50,000   The Seagram Company Ltd.                    1,792,586    1,706,250     2.2
                  ------------------------------------------------------------------------------------------------------------------
                  Chemicals                    25,000   duPont (E.I.) de Nemours & Co.              1,401,750    1,415,625     1.9
                                               30,000   Great Lakes Chemical Corp.                  1,289,188    1,310,625     1.7
                                                                                                  -----------  -----------   -----
                                                                                                    2,690,938    2,726,250     3.6
                  ------------------------------------------------------------------------------------------------------------------
                  Computer Software           100,000  +Mentor Graphics Corporation                   983,068      912,500     1.2
                                              160,000  +Novell, Inc.                                1,245,994    1,130,000     1.5
                                                                                                  -----------  -----------   -----
                                                                                                    2,229,062    2,042,500     2.7
                  ------------------------------------------------------------------------------------------------------------------
                  Conglomerates                47,000   Tenneco, Inc.                               2,030,095    1,906,437     2.5
                  ------------------------------------------------------------------------------------------------------------------
                  Electrical Equipment         30,000   General Signal Corporation                  1,229,451    1,170,000     1.5
                  ------------------------------------------------------------------------------------------------------------------
                  Electronics                  20,000   Texas Instruments, Inc.                       877,717    1,092,500     1.4
                  ------------------------------------------------------------------------------------------------------------------
                  Fertilizer                   40,000   IMC Global, Inc.                            1,408,459    1,290,000     1.7
                  ------------------------------------------------------------------------------------------------------------------
                  Gaming                       40,000  +Circus Circus Enterprises, Inc.               963,565      920,000     1.2
                                               40,000  +Harrah's Entertainment, Inc.                  765,713      880,000     1.1
                                                                                                  -----------  -----------   -----
                                                                                                    1,729,278    1,800,000     2.3
                  ------------------------------------------------------------------------------------------------------------------
                  Health Care Services         17,500   Aetna Inc.                                  1,315,639    1,286,250     1.7
                                               60,000  +Humana, Inc.                                1,171,635    1,203,750     1.6
                                                                                                  -----------  -----------   -----
                                                                                                    2,487,274    2,490,000     3.3
                  ------------------------------------------------------------------------------------------------------------------
                  Household Products           30,000   Black & Decker Corp.                        1,004,612    1,445,625     1.9
                                               20,000   Whirlpool Corporation                       1,085,682    1,156,250     1.5
                                                                                                  -----------  -----------   -----
                                                                                                    2,090,294    2,601,875     3.4
                  ------------------------------------------------------------------------------------------------------------------
                  Information Processing       45,000  +Digital Equipment Corporation               1,504,041    2,545,313     3.3
                                               22,000   International Business Machines Corp.       1,309,275    2,171,125     2.9
                                                                                                  -----------  -----------   -----
                                                                                                    2,813,316    4,716,438     6.2
                  ------------------------------------------------------------------------------------------------------------------
                  Insurance                    50,000   TIG Holdings, Inc.                          1,474,737    1,340,625     1.8
                  ------------------------------------------------------------------------------------------------------------------
                  Machinery                    50,000   ITT Industries Inc.                         1,177,983    1,550,000     2.0
                  ------------------------------------------------------------------------------------------------------------------
                  Medical Services             85,000  +Pharmaceutical Product Development, Inc.    1,388,032    1,423,750     1.9
                  ------------------------------------------------------------------------------------------------------------------
                  Metals--Non-Ferrous          45,000   ASARCO Inc.                                 1,240,590    1,001,250     1.3
                  ------------------------------------------------------------------------------------------------------------------
                  Oil & Gas Producers          30,000   Enron Corp.                                 1,134,746    1,243,125     1.6
                  ------------------------------------------------------------------------------------------------------------------
                  Oil--Domestic                25,000   Exxon Corporation                           1,524,560    1,482,813     2.0
                                               70,000   Occidental Petroleum Corp.                  1,612,950    1,785,000     2.3
                                               20,000   Sun Company, Inc.                             623,938      775,000     1.0
                                                                                                  -----------  -----------   -----
                                                                                                    3,761,448    4,042,813     5.3
                  ------------------------------------------------------------------------------------------------------------------
                  Oil Service                  30,000   Dresser Industries, Inc.                      927,909    1,072,500     1.4
                  ------------------------------------------------------------------------------------------------------------------
                  Packaging                    30,000   Crown Cork & Seal Company, Inc.             1,423,092    1,485,000     1.9
                  ------------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products      25,000   International Paper Co.                       989,942    1,142,187     1.5
                                               70,000   Louisiana-Pacific Corp.                     1,551,112    1,404,375     1.8
                                                                                                  -----------  -----------   -----
                                                                                                    2,541,054    2,546,562     3.3
                  ------------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals              11,000   Bristol-Myers Squibb Co.                      421,102    1,096,562     1.4
                                               40,000   Pharmacia & Upjohn, Inc.                    1,326,355    1,537,500     2.0
                                                                                                  -----------  -----------   -----
                                                                                                    1,747,457    2,634,062     3.4
                  ------------------------------------------------------------------------------------------------------------------
                  Photography                  25,000   Eastman Kodak Co.                           1,765,546    1,631,250     2.1
                  ------------------------------------------------------------------------------------------------------------------
                  Publishing/Newspapers        27,500   Dow Jones & Company, Inc.                   1,021,761    1,381,875     1.8
                  ------------------------------------------------------------------------------------------------------------------
                  Real Estate                  12,100   Pennsylvania Real Estate Investment Trust     271,253      296,450     0.4
                  ------------------------------------------------------------------------------------------------------------------
                  Retail                       20,000   Dillards Inc. (Class A)                       638,700      702,500     0.9
                                              140,000  +Kmart Corporation                           1,539,761    1,540,000     2.0
                                               25,000   Sears, Roebuck & Co.                        1,121,527    1,151,563     1.5
                                               30,000  +Toys 'R' Us, Inc.                             759,300      804,375     1.1
                                               45,000  +Woolworth Corp.                               628,513      978,750     1.3
                                                                                                  -----------  -----------   -----
                                                                                                    4,687,801    5,177,188     6.8
                  ------------------------------------------------------------------------------------------------------------------
                  Steel                        40,000   USX-US Steel Group, Inc.                    1,147,077    1,335,000     1.7
                                              100,000  +WHX Corp.                                     902,908    1,218,750     1.6
                                                                                                  -----------  -----------   -----
                                                                                                    2,049,985    2,553,750     3.3
                  ------------------------------------------------------------------------------------------------------------------
                  Technology                   70,000  +Exabyte Corp.                                 889,435      494,375     0.6
                  ------------------------------------------------------------------------------------------------------------------
                  Telecommunications           30,000   AT&T Corp.                                  1,067,987    1,878,750     2.5
                                               35,000   GTE Corp.                                   1,555,539    1,909,687     2.5
                                               50,000  +U S West Media Group                          869,720    1,484,375     1.9
                                                                                                  -----------  -----------   -----
                                                                                                    3,493,246    5,272,812     6.9
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in North America         57,851,769   66,047,763    86.2
====================================================================================================================================


                                    16 & 17

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                  Fundamental Value Portfolio (concluded)
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM                                    Face                                                               Value    Percent of
SECURITIES                                   Amount                    Issue                          Cost     (Note 1a)  Net Assets
====================================================================================================================================
                  Commercial Paper*        $2,500,000   Atlantic Asset Securitization
                                                        Corp., 5.51% due 2/11/1998                $ 2,495,791  $ 2,495,791     3.2%
                                            2,000,000   Countrywide Home Loans, Inc.,
                                                        5.48% due 2/06/1998                         1,998,173    1,998,173     2.6
                                            3,209,000   General Electric Capital Corp.,
                                                        5.64% due 2/02/1998                         3,207,995    3,207,995     4.2
                                                                                                  -----------  -----------   -----
                                                                                                    7,701,959    7,701,959    10.0
                  ------------------------------------------------------------------------------------------------------------------
                  US Government Agency      2,500,000   Federal Home Loan Mortgage Corp.,
                  Obligations*                          5.49% due 2/12/1998                         2,495,425    2,495,425     3.3
====================================================================================================================================
                                                        Total Investments in Short-Term
                                                        Securities                                 10,197,384   10,197,384    13.3
====================================================================================================================================
                  Total Investments                                                               $69,294,014   77,471,709   101.1
                                                                                                  ===========
                  Liabilities in Excess of Other Assets                                                           (871,875)   (1.1)
                                                                                                               -----------   -----
                  Net Assets                                                                                   $76,599,834   100.0%
                                                                                                               ===========   =====
====================================================================================================================================

* Commercial paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the rates paid at the time of purchase by the Portfolio.
+ Non-income producing security.

  See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (in US dollars)


                  Global Opportunity Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                Face                                                              Value   Percent of
COUNTRY                                        Amount   Foreign Government Obligations                 Cost     (Note 1a) Net Assets
====================================================================================================================================
Canada                                C$      575,000   Canadian Government Bonds,
                                                        7% due 12/01/2006                           $ 436,840    $ 437,468     0.7%
====================================================================================================================================
Denmark                               Dkr   5,100,000   Danish Government Bonds,
                                                        7% due 11/15/2007                             814,777      817,088     1.4
====================================================================================================================================
France                                Frf   4,500,000   French Government OATS,
                                                        5.50% due 10/25/2007                          740,926      757,238     1.3
====================================================================================================================================
                                                        Bundesrepublik Deutschland:
Germany                               DM      850,000      6.50% due 10/14/2005                       547,951      510,046     0.9
                                            1,150,000      6% due 7/04/2007                           672,594      671,902     1.1
                                              850,000      6% due 6/20/2016                           472,899      495,648     0.8
                                              800,000   Treuhandanstalt, 6.875% due 6/11/2003         532,016      482,973     0.8
                                                                                                  -----------  -----------   -----
                                                                                                    2,225,460    2,160,569     3.6
====================================================================================================================================
Italy                               Lit 2,250,000,000   Buoni Poliennali del Tesoro (Italian
                                                        Government Bonds), 8.50% due 8/01/2004      1,464,424    1,461,403     2.4
====================================================================================================================================
Spain                                 Pta  80,000,000   Bonos del Estado (Spanish Government
                                                        Bonds), 7.90% due 2/28/2002                   648,305      576,436     1.0
====================================================================================================================================
Sweden                                Skr   5,800,000   Government of Sweden, 8% due 8/15/2007        879,521      839,078     1.4
====================================================================================================================================
United Kingdom                    (pound)     750,000   UK Treasury Gilt, 7.25% due 12/07/2007      1,241,406    1,334,809     2.2
====================================================================================================================================
                                                        Total Investments in Foreign Government
                                                        Obligations                                 8,451,659    8,384,089    14.0
====================================================================================================================================

                                                                US Government Obligations
====================================================================================================================================
                                                        US Treasury Notes and Bonds:
United States                         US$   2,150,000      6% due 8/15/1999                         2,153,820    2,169,823     3.6
                                              800,000      6.50% due 5/31/2002                        805,375      832,872     1.4
                                              425,000      6.25% due 2/15/2007                        428,387      445,587     0.8
                                              635,000      6.625% due 5/15/2007                       642,934      683,120     1.1
                                            4,020,000      6.625% due 2/15/2027                     4,097,073    4,440,854     7.4
====================================================================================================================================
                                                        Total Investments in US Government
                                                        Obligations                                 8,127,589    8,572,256    14.3
====================================================================================================================================
                                                        Total Investments in Foreign & US
                                                        Government Obligations                     16,579,248   16,956,345    28.3
====================================================================================================================================

                                               Shares
                  Industries                    Held                    US Stocks
====================================================================================================================================
United States     Aerospace & Defense           8,300   AlliedSignal, Inc.                            315,291      323,181     0.5
                                                6,000   GenCorp, Inc.                                 169,941      148,500     0.2
                                                1,600   Lockheed Martin Corporation                   166,215      166,500     0.3
                                                1,700  +Orbital Sciences Corporation                   43,804       56,525     0.1
                                                                                                  -----------  -----------   -----
                                                                                                      695,251      694,706     1.1
                  ------------------------------------------------------------------------------------------------------------------
                  Airlines                      6,120  +US Airways Group Inc.                         258,620      372,938     0.6
                  ------------------------------------------------------------------------------------------------------------------
                  Auto--Related                 8,100   Hertz Corporation (Class A)                   280,385      324,000     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Automobile Parts              6,900   Federal-Mogul Corporation                     267,730      310,500     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Automotive & Equipment        8,400  +Avis Rent A Car, Inc.                         199,607      300,825     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Banking                       7,000   The Bank of New York Company, Inc.            225,778      379,312     0.6
                                                3,540   BankAmerica Corp.                             220,662      251,561     0.4
                                                                                                  -----------  -----------   -----
                                                                                                      446,440      630,873     1.0
                  ------------------------------------------------------------------------------------------------------------------
                  Banking & Financial           7,200   First Union Corporation                       355,784      346,050     0.6
                  ------------------------------------------------------------------------------------------------------------------
                  Broadcasting/Cable           12,400  +Tele-Communications, Inc. (Class A)           249,819      347,200     0.6
                                                8,775  +Tele-Communications TCI Ventures
                                                        Group (Class A)                               180,083      258,863     0.4
                                                                                                  -----------  -----------   -----
                                                                                                      429,902      606,063     1.0
                  ------------------------------------------------------------------------------------------------------------------
                  Broadcasting/Radio            6,800  +Chancellor Media Corp. (Class A)              215,650      233,750     0.4
                  ------------------------------------------------------------------------------------------------------------------
                  Commercial Services           7,350  +Gartner Group, Inc. (Class A)                 250,937      274,247     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Communication Equipment      10,500  +Worldcom, Inc.                                286,974      376,031     0.6
                  ------------------------------------------------------------------------------------------------------------------
                  Computer Products             2,700  +Cisco Systems, Inc.                           154,707      170,269     0.3
                  ------------------------------------------------------------------------------------------------------------------
                  Computer Sales                1,400   International Business Machines Corp.          97,710      138,163     0.2
                  ------------------------------------------------------------------------------------------------------------------
                  Computer Software             4,000  +BMC Software, Inc.                            199,315      271,000     0.5
                                                1,400  +Microsoft Corporation                         171,870      208,863     0.4
                                                                                                  -----------  -----------   -----
                                                                                                      371,185      479,868     0.9
                  ------------------------------------------------------------------------------------------------------------------


                                    18 & 19

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                  Global Opportunity Portfolio (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                               Shares                                                             Value   Percent of
COUNTRY           Industries                    Held                  US Stocks                        Cost     (Note 1a) Net Assets
------------------------------------------------------------------------------------------------------------------------------------
United States     Computers                     3,000   COMPAQ Computer Corp.                        $ 57,665     $ 90,188     0.2%
(concluded)
                  ------------------------------------------------------------------------------------------------------------------
                  Conglomerates                12,000   Dial Corporation, (The)                       232,662      251,250     0.4
                  ------------------------------------------------------------------------------------------------------------------
                  Containers                   11,000  +Owens-Illinois, Inc.                          337,376      400,125     0.7
                  ------------------------------------------------------------------------------------------------------------------
                  Electrical Equipment          4,200   General Electric Company                      298,134      325,500     0.5
                                                5,600   Illinova Corporation                          167,594      163,450     0.3
                                                5,200   Public Service Enterprise Group, Inc.         163,369      161,200     0.3
                                                                                                  -----------  -----------   -----
                                                                                                      629,097      650,150     1.1
                  ------------------------------------------------------------------------------------------------------------------
                  Energy                       12,200   Edison International, Inc.                    262,110      327,875     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Entertainment                 3,400   Royal Caribbean Cruises Ltd.                  150,604      178,075     0.3
                  ------------------------------------------------------------------------------------------------------------------
                  Financial Services            2,750   American Express Company                      178,627      230,141     0.4
                                                6,400   MGIC Investment Corporation                   293,821      432,800     0.7
                                                                                                  -----------  -----------   -----
                                                                                                      472,448      662,941     1.1
                  ------------------------------------------------------------------------------------------------------------------
                  Foods                         1,400  +Keebler Foods Company                          33,600       38,500     0.1
                  ------------------------------------------------------------------------------------------------------------------
                  Hardware Products             5,400   Black & Decker Corp.                          189,784      260,213     0.4
                  ------------------------------------------------------------------------------------------------------------------
                  Health Care                  14,001  +HEALTHSOUTH Corporation                       379,636      314,147     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Information Processing        4,250   Computer Associates International, Inc.       154,881      226,047     0.4
                  ------------------------------------------------------------------------------------------------------------------
                  Insurance                     2,500   Hartford Life, Inc. (Class A)                  86,627      107,031     0.2
                                                4,687   Travelers Group Inc.                          191,790      232,007     0.4
                                                2,700   Travelers Property Casualty Corp. (Class A)   109,150      112,725     0.2
                                                4,700   UNUM Corporation                              161,377      228,538     0.4
                                                                                                  -----------  -----------   -----
                                                                                                      548,944      680,301     1.2
                  ------------------------------------------------------------------------------------------------------------------
                  Leisure & Tourism             9,200   Brunswick Corporation                         239,225      277,150     0.5
                                                8,500   Carnival Corporation (Class A)                280,357      474,406     0.8
                                                                                                  -----------  -----------   -----
                                                                                                      519,582      751,556     1.3
                  ------------------------------------------------------------------------------------------------------------------
                  Machinery                     8,000   Ingersoll-Rand Company                        265,166      318,000     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Machinery & Machine Tools     4,300   Harnischfeger Industries, Inc.                182,202      150,500     0.3
                                                2,800   SPX Corporation                               159,285      204,400     0.3
                                                                                                  -----------  -----------   -----
                                                                                                      341,487      354,900     0.6
                  ------------------------------------------------------------------------------------------------------------------
                  Medical Specialties           2,200   Warner-Lambert Company                        303,132      331,100     0.6
                  ------------------------------------------------------------------------------------------------------------------
                  Medical Supplies              3,100   DENTSPLY International Inc.                    79,185       92,225     0.2
                  ------------------------------------------------------------------------------------------------------------------
                  Natural Gas                   6,100   El Paso Natural Gas Co.                       320,972      390,019     0.7
                                                3,500   Enron Corp.                                   135,477      145,031     0.2
                                                                                                  -----------  -----------   -----
                                                                                                      456,449      535,050     0.9
                  ------------------------------------------------------------------------------------------------------------------
                  Office Equipment              3,200   Danka Business Systems PLC (ADR)*++           157,610       63,200     0.1
                  ------------------------------------------------------------------------------------------------------------------
                  Oil & Gas Producers           2,500  +Smith International, Inc.                     148,741      124,063     0.2
                  ------------------------------------------------------------------------------------------------------------------
                  Oil Service                   2,500   Schlumberger Ltd.                             116,992      184,219     0.3
                  ------------------------------------------------------------------------------------------------------------------
                  Petroleum                     7,500   Unocal Corp.                                  270,534      257,813     0.4
                  ------------------------------------------------------------------------------------------------------------------
                  Pharmaceutical--Diversified   3,250   Bristol-Myers Squibb Co.                      309,159      323,984     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Pharmaceutical--Prescription  4,200   Pfizer, Incorporated                          309,362      344,138     0.6
                  ------------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals               4,700   Lilly (Eli) and Company                       297,500      317,250     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Railroads                     3,250   Burlington Northern Santa Fe Corp.            282,557      281,938     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Real Estate                   7,000   Glenborough Realty Trust, Inc.                175,000      222,250     0.4
                  Investment Trusts             5,100   Prentiss Properties Trust                     105,187      138,975     0.2
                                                3,500   Starwood Lodging Trust                        161,591      190,312     0.3
                                                                                                  -----------  -----------   -----
                                                                                                      441,778      551,537     0.9
                  ------------------------------------------------------------------------------------------------------------------
                  Retail                        3,500  +Safeway, Inc.                                 197,029      232,531     0.4
                  ------------------------------------------------------------------------------------------------------------------
                  Retail--Drug Stores           6,555   Rite Aid Corporation                          277,637      409,278     0.7
                  ------------------------------------------------------------------------------------------------------------------
                  Retail Stores                 7,200   Wal-Mart Stores, Inc.                         295,383      287,100     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Retail Trade                  5,600   Sears, Roebuck & Co.                          260,791      257,950     0.4
                  ------------------------------------------------------------------------------------------------------------------
                  Savings Bank                 11,200   Provident Companies, Inc.                     374,924      407,400     0.7
                  ------------------------------------------------------------------------------------------------------------------
                  Semiconductors                7,000  +National Semiconductor Corporation            269,447      196,875     0.3
                  ------------------------------------------------------------------------------------------------------------------
                  Telecommunications              800  +Globalstar Telecommunications Ltd.             44,503       45,500     0.1
                                                3,000  +Smartalk Teleservices, Inc.                    83,742       87,000     0.1
                                                                                                  -----------  -----------   -----
                                                                                                      128,245      132,500     0.2
                  ------------------------------------------------------------------------------------------------------------------
                  Tobacco                       4,900   Philip Morris Companies, Inc.                 222,217      203,350     0.3
                  ------------------------------------------------------------------------------------------------------------------
                  Transport Services            7,500  +OMI Corp.                                      93,253       63,750     0.1
                  ------------------------------------------------------------------------------------------------------------------
                  Utilities--Communications     1,300   AT&T Corp.                                     84,009       81,412     0.1
                  ------------------------------------------------------------------------------------------------------------------
                  Utilities--Electric & Gas     6,000   Texas Utilities Company                       239,898      246,750     0.4
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in US Stocks             14,501,756   16,687,959    27.8
====================================================================================================================================

                                                               Foreign Stocks
====================================================================================================================================
Argentina         Petroleum                     7,300   Yacimientos Petroliferos
                                                        Fiscales S.A. (ADR)*                          182,580      222,194     0.4
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in Argentina                     182,580      222,194     0.4
====================================================================================================================================
Australia         Diversified                  50,200   Broken Hill Proprietary Co., Ltd.             660,237      497,394     0.8
                  Resources Company
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in Australia                     660,237      497,394     0.8
====================================================================================================================================
Bahamas           Hotels & Casinos              4,500  +Sun International Hotels Ltd.                 172,131      172,125     0.3
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in the Bahamas                   172,131      172,125     0.3
====================================================================================================================================
Canada            Automotive Parts              7,000   Magna International, Inc. (Class A)           342,201      409,937     0.7
                  ------------------------------------------------------------------------------------------------------------------
                  Entertainment                13,200  +Imax Corp.                                    210,684      320,100     0.5
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in Canada                        552,885      730,037     1.2
====================================================================================================================================


                                     20 & 21

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                  Global Opportunity Portfolio (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                               Shares                                                             Value   Percent of
COUNTRY           Industries                    Held                  Foreign Stocks                   Cost     (Note 1a) Net Assets
====================================================================================================================================
Finland           Holding Company              17,000  +Amer Group Ltd.                             $ 306,406    $ 311,468     0.5%
                  ------------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products      24,000   UPM-Kymmene Corp.                             500,294      528,529     0.9
                  ------------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals              13,720   Orion-yhtyma OY (Class B)                     372,233      413,093     0.7
                  ------------------------------------------------------------------------------------------------------------------
                  Transportation               10,800   Finnlines OY                                  211,570      448,578     0.7
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in Finland                     1,390,503    1,701,668     2.8
====================================================================================================================================
France            Electronics                   5,500   Thomson-CSF S.A.                              172,844      188,295     0.3
                  ------------------------------------------------------------------------------------------------------------------
                  Insurance                    10,300   Scor S.A.                                     404,903      525,411     0.9
                  ------------------------------------------------------------------------------------------------------------------
                  Semiconductor                 3,800  +SGS-Thomson Microelectronics N.V.
                  Capital Equipment                     (NY Registered)                               143,296      258,162     0.4
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in France                        721,043      971,868     1.6
====================================================================================================================================
Germany           Banking                       4,500   Bayerische Vereinsbank AG                     271,327      290,164     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Chemicals                       600   Henkel KGaA                                    26,670       31,148     0.1
                                                5,400   Henkel KGaA (Preferred)                       229,478      321,639     0.5
                                                                                                  -----------  -----------   -----
                                                                                                      256,148      352,787     0.6
                  ------------------------------------------------------------------------------------------------------------------
                  Machinery & Equipment         1,050   Mannesmann AG                                 385,889      597,295     1.0
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in Germany                       913,364    1,240,246     2.1
====================================================================================================================================
Indonesia         Telecommunications           16,300   P.T. Indonesian Satellite Corp. (ADR)*        471,675      283,212     0.5
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in Indonesia                     471,675      283,212     0.5
====================================================================================================================================
Italy             Apparel                       9,500   Gucci Group N.V. (NY Registered)              678,646      378,219     0.6
                  ------------------------------------------------------------------------------------------------------------------
                  Machinery                    71,000   Danieli & Co.                                 266,366      273,546     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Publishing                   57,000   Mondadori (Arnoldo) Editore S.p.A.            431,458      563,622     0.9
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in Italy                       1,376,470    1,215,387     2.0
====================================================================================================================================
Japan             Banking & Financial          10,000   Bank of Tokyo--Mitsubishi, Ltd.               152,902      145,122     0.2
                  ------------------------------------------------------------------------------------------------------------------
                  Building & Construction      68,000   Maeda Corp.                                   498,360      225,791     0.4
                                               56,000   Okumura Corp.                                 454,377      215,537     0.3
                                                                                                  -----------  -----------   -----
                                                                                                      952,737      441,328     0.7
                  ------------------------------------------------------------------------------------------------------------------
                  Building Products            25,000   Matsushita Electric Works, Ltd.               284,565      250,414     0.4
                  ------------------------------------------------------------------------------------------------------------------
                  Consumer--Electronics         4,000   Rohm Company Ltd.                             262,940      438,520     0.7
                  ------------------------------------------------------------------------------------------------------------------
                  Consumer--Miscellaneous      12,000   Amway Japan Ltd.                              422,805      241,344     0.4
                  ------------------------------------------------------------------------------------------------------------------
                  Electrical Equipment          5,000   Sony Corporation                              367,054      461,393     0.8
                  ------------------------------------------------------------------------------------------------------------------
                  Electronics                  15,000   Matsushita Electric Industrial Co., Ltd.      247,149      225,964     0.4
                  ------------------------------------------------------------------------------------------------------------------
                  Insurance                    34,000   Tokio Marine & Fire Insurance Co., Ltd.       349,361      378,106     0.6
                  ------------------------------------------------------------------------------------------------------------------
                  Machinery                    23,000   Makino Milling Machine Co., Ltd.              167,043      159,634     0.3
                  ------------------------------------------------------------------------------------------------------------------
                  Retail Stores                 3,000   Ito-Yokado Co., Ltd.                          162,537      157,583     0.3
                  ------------------------------------------------------------------------------------------------------------------
                  Tires & Rubber               19,000   Bridgestone Corp.                             342,306      457,055     0.8
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in Japan                       3,711,399    3,356,463     5.6
====================================================================================================================================
Mexico            Beverages                     6,150   Panamerican Beverages, Inc. (Class A)         167,179      199,875     0.3
                  ------------------------------------------------------------------------------------------------------------------
                  Conglomerates                21,400   Grupo Carso, S.A. de C.V. (ADR)*              252,025      235,400     0.4
                  ------------------------------------------------------------------------------------------------------------------
                  Financial Services           11,000  +Grupo Financiero Bancomer, S.A.
                                                        de C.V. (ADR)*                                157,005      110,275     0.2
                  ------------------------------------------------------------------------------------------------------------------
                  Utilities--Communications     3,100   Telefonos de Mexico, S.A. de C.V.
                                                        (Telmex)(ADR)*                                127,068      152,675     0.3
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in Mexico                        703,277      698,225     1.2
====================================================================================================================================
Netherlands       Oil--International            4,700   Royal Dutch Petroleum Co.
                                                        (NY Registered)                               256,717      240,875     0.4
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in the Netherlands               256,717      240,875     0.4
====================================================================================================================================
Norway            Transportation Services      57,089   Color Line ASA                                230,614      210,847     0.3
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in Norway                        230,614      210,847     0.3
====================================================================================================================================
Philippines       Beverages                    97,700   San Miguel Corp. (Class B)                    166,819      119,258     0.2
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in the Philippines               166,819      119,258     0.2
====================================================================================================================================
South Africa      Diversified                  39,700   Sasol Limited                                 467,498      361,969     0.6
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in South Africa                  467,498      361,969     0.6
====================================================================================================================================
South Korea       Engineering & Construction    3,800  +Hyundai Engineering & Construction Co.,
                                                        Ltd. (GDR)**+++                                48,777        3,325     0.0
                                                   74  +Hyundai Engineering & Construction Co.,
                                                        Ltd. (New)(GDR)**+++                              950           65     0.0
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in South Korea                    49,727        3,390     0.0
====================================================================================================================================
Spain             Petroleum                    10,600   Repsol S.A. (ADR)*                            401,272      452,487     0.8
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in Spain                         401,272      452,487     0.8
====================================================================================================================================
Sweden            Banking                      35,700  +Nordbanken Holding AB                         193,428      199,444     0.3
                                               16,200   Sparbanken Sverige AB (Class A)               207,538      380,596     0.7
                                                                                                  -----------  -----------   -----
                                                                                                      400,966      580,040     1.0
                  ------------------------------------------------------------------------------------------------------------------
                  Chemicals                    17,000   Perstorp AB (Class B)                         318,484      318,674     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Electronics                   9,000   Spectra-Physics AB (Class A)                  274,607      173,704     0.3
                  ------------------------------------------------------------------------------------------------------------------
                  Investment Management        20,300   Bure Investment AB                            192,973      282,897     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Real Estate                  12,200  +Castellum AB                                   81,843      127,889     0.2
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in Sweden                      1,268,873    1,483,204     2.5
====================================================================================================================================
Switzerland       Pharmaceuticals               5,800   Novartis AG (ADR)*                            311,537      495,175     0.8
                                                   52   Roche Holding AG                              435,564      539,629     0.9
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in Switzerland                   747,101    1,034,804     1.7
====================================================================================================================================


                                    22 & 23

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                  Global Opportunity Portfolio (concluded)
                  ------------------------------------------------------------------------------------------------------------------
                                               Shares                                                             Value   Percent of
COUNTRY           Industries                    Held                  Foreign Stocks                   Cost     (Note 1a) Net Assets
====================================================================================================================================

United Kingdom    Automobile Parts            128,400   LucasVarity PLC                             $ 417,250    $ 434,351     0.7%
                  ------------------------------------------------------------------------------------------------------------------
                  Beverages                    48,500   Diageo PLC                                    354,594      435,130     0.7
                  ------------------------------------------------------------------------------------------------------------------
                  Chemicals                     1,700   Imperial Chemical Industries PLC               19,556       26,073     0.0
                                                7,500   Imperial Chemical Industries PLC (ADR)*       389,042      456,562     0.8
                                                                                                  -----------  -----------   -------
                                                                                                      408,598      482,635     0.8
                  ------------------------------------------------------------------------------------------------------------------
                  Foods                         8,100   Devro PLC                                      52,893       52,551     0.1
                  ------------------------------------------------------------------------------------------------------------------
                  Metals & Mining              39,000   Rio Tinto PLC                                 593,026      498,398     0.9
                  ------------------------------------------------------------------------------------------------------------------
                  Retail Trade                 30,000   Dixons Group PLC                              315,904      240,963     0.4
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Stocks in the United Kingdom          2,142,265    2,144,028     3.6
====================================================================================================================================
                                                        Total Investments in Foreign Stocks        16,586,450   17,139,681    28.6
====================================================================================================================================
                                                        Total Investments in US & Foreign Stocks   31,088,206   33,827,640    56.4
====================================================================================================================================

SHORT-TERM                                      Face
SECURITIES                                     Amount                        Issue
====================================================================================================================================

                  Commercial Paper***    US$  533,000   General Motors Acceptance Corp., 5.63%
                                                        due 2/02/1998                                 532,833      532,833     0.9
====================================================================================================================================
                  US Government Agency      6,000,000   Federal Home Loan Mortgage Corp., 5.40%
                  Obligations***                        due 2/02/1998                               5,998,200    5,998,200    10.0
====================================================================================================================================
                                                        Total Investments in Short-Term
                                                        Securities                                  6,531,033    6,531,033    10.9
====================================================================================================================================

                  Total Investments                                                               $54,198,487   57,315,018    95.6
                                                                                                  ===========
                  Unrealized Depreciation on Forward Foreign Exchange Contracts++++                                (16,522)   (0.0)
                  Other Assets Less Liabilities                                                                  2,655,109     4.4
                                                                                                               -----------   -----
                  Net Assets                                                                                   $59,953,605   100.0%
                                                                                                               ===========   =====
====================================================================================================================================

   * American Depositary Receipts (ADR).
  ** Global Depositary Receipts (GDR).
 *** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis. The interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
   + Non-income producing security.
  ++ Consistent with the general policy of the Securities and Exchange
     Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced and sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.
 +++ The security may be offered and sold to "qualified institutional buyers"
     under Rule 144A of the Securities Act of 1933.
++++ Forward foreign exchange contracts sold as of January 31, 1998 were as follows:

     ----------------------------------------------------------------
                                                         Unrealized
                                                        Appreciation
     Foreign                       Expiration          (Depreciation)
     Currency Sold                    Date                (Note 1b)
     ----------------------------------------------------------------

     A$            700,000        February 1998           $(13,912)
     C$          1,700,000           March 1998             33,417
     Chf         1,500,000           April 1998             (4,148)
     Dkr         5,800,000           April 1998              1,550
     DM          6,700,000           April 1998              6,383
     Fmk         9,000,000           April 1998                700
     Frf        10,000,000           April 1998              2,956
     (pound)     2,090,000        February 1998              5,474
     Lit     4,740,000,000        February 1998              7,016
     Pta       169,000,000        February 1998              1,691
     Skr        19,200,000           April 1998             20,818
     (Y)       320,000,000           April 1998            (78,467)

     ----------------------------------------------------------------
     Total Unrealized Depreciation on Forward
     Foreign Exchange Contracts Sold--Net
     (US$ Commitment--$22,482,513)                        $(16,522)
                                                          ========
     ----------------------------------------------------------------

     See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS                                          (in US dollars)

                  Growth Opportunity Portfolio
                  ------------------------------------------------------------------------------------------------------------------
                                               Shares                                                            Value    Percent of
                  Industries                    Held                     Common Stocks                Cost      (Note 1a) Net Assets
====================================================================================================================================
                  Advertising                   5,100   Interpublic Group of Companies, Inc.        $ 153,631    $ 250,219     0.6%
                  ------------------------------------------------------------------------------------------------------------------
                  Apparel                       1,300   Gap Inc.                                       49,621       50,781     0.1
                  ------------------------------------------------------------------------------------------------------------------
                  Banking & Financial          18,000   Banc One Corp.                                921,491    1,005,750     2.5
                                               14,000   BankAmerica Corp.                           1,000,785      994,875     2.4
                                                9,000   Citicorp                                    1,170,947    1,071,000     2.6
                                               15,000   Mellon Bank Corporation                       833,523      905,625     2.2
                                               12,000   State Street Corp.                            594,654      672,000     1.7
                                                                                                  -----------  -----------   -----
                                                                                                    4,521,400    4,649,250    11.4
                  ------------------------------------------------------------------------------------------------------------------
                  Beverages                     4,000   The Coca-Cola Company                         242,115      259,000     0.6
                  ------------------------------------------------------------------------------------------------------------------
                  Communication Equipment      13,000  +Cisco Systems, Inc.                           702,377      819,813     2.0
                                               27,200  +FORE Systems, Inc.                            615,177      401,200     1.0
                                                5,200   Lucent Technologies, Inc.                     348,467      460,200     1.1
                                               14,500  +Newbridge Networks Corp.                      614,672      377,000     0.9
                                               17,000   Northern Telecom Limited                      671,434      767,125     1.9
                                               25,000   Telefonaktiebolaget LM Ericsson (ADR)*      1,017,518      964,063     2.4
                                                                                                  -----------  -----------   -----
                                                                                                    3,969,645    3,789,401     9.3
                  ------------------------------------------------------------------------------------------------------------------
                  Communications               10,000   Sprint Corporation                            605,678      593,750     1.5
                  ------------------------------------------------------------------------------------------------------------------
                  Computers                    46,000   COMPAQ Computer Corp.                         953,583    1,382,875     3.4
                                                1,500   Hewlett-Packard Co.                            74,340       90,000     0.2
                                                                                                  -----------  -----------   -------
                                                                                                    1,027,923    1,472,875     3.6
                  ------------------------------------------------------------------------------------------------------------------
                  Cosmetics                     7,000   Gillette Company (The)                        601,649      691,250     1.7
                                                1,500   International Flavors & Fragrances, Inc.       66,304       63,188     0.2
                                                                                                  -----------  -----------   -----
                                                                                                      667,953      754,438     1.9
                  ------------------------------------------------------------------------------------------------------------------
                  Electrical Equipment          2,000   Emerson Electric Company                      108,040      121,000     0.3
                                               15,500   General Electric Co.                          784,195    1,201,250     3.0
                                                3,000   Honeywell, Inc.                               219,293      210,188     0.5
                                                                                                  -----------  -----------   -----
                                                                                                    1,111,528    1,532,438     3.8
                  ------------------------------------------------------------------------------------------------------------------


                                     24 & 25

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                  Growth Opportunity Portfolio (concluded)
                  ------------------------------------------------------------------------------------------------------------------
                                               Shares                                                            Value    Percent of
                  Industries                    Held                     Common Stocks                Cost      (Note 1a) Net Assets
====================================================================================================================================
                  Electronics                  17,000   Intel Corp.                               $ 1,250,328  $ 1,377,000     3.4%
                                                2,000  +SGS-Thomson Microelectronics N.V.
                                                        (NY Registered Shares)                        139,478      135,875     0.3
                                                                                                  -----------  -----------   -----
                                                                                                    1,389,806    1,512,875     3.7
                  ------------------------------------------------------------------------------------------------------------------
                  Energy                        9,800   El Paso Natural Gas Co.                       487,253      626,588     1.6
                                               11,000   Enron Corp.                                   464,926      455,813     1.1
                                                                                                  -----------  -----------   -----
                                                                                                      952,179    1,082,401     2.7
                  ------------------------------------------------------------------------------------------------------------------
                  Entertainment                 7,000  +Viacom, Inc. (Class A)                        260,392      288,750     0.7
                                                8,000   Walt Disney Co.                               657,185      852,500     2.1
                                                                                                  -----------  -----------   -----
                                                                                                      917,577    1,141,250     2.8
                  ------------------------------------------------------------------------------------------------------------------
                  Financial Services           11,000   American Express Company                      906,331      920,563     2.3
                                                5,000   Federal National Mortgage Association         279,616      308,750     0.7
                                                7,000   Morgan Stanley, Dean Witter, Discover
                                                        and Co.                                       415,067      408,625     1.0
                                               26,000   The Travelers Group, Inc.                   1,062,756    1,287,000     3.2
                                                                                                  -----------  -----------   -----
                                                                                                    2,663,770    2,924,938     7.2
                  ------------------------------------------------------------------------------------------------------------------
                  Food                          2,000   ConAgra, Inc.                                  47,060       63,250     0.1
                                                2,000   Wrigley (Wm.) Jr. Co.                         128,603      147,875     0.4
                                                                                                  -----------  -----------   -----
                                                                                                      175,663      211,125     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Food Merchandising            8,000   Albertsons, Inc.                              301,780      381,500     0.9
                                               11,000  +Meyer (Fred), Inc.                            242,328      405,625     1.0
                                                                                                  -----------  -----------   -----
                                                                                                      544,108      787,125     1.9
                  ------------------------------------------------------------------------------------------------------------------
                  Home Furnishings              4,500   Ethan Allen Interiors, Inc.                   209,765      215,438     0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Hotels                        1,000   Marriott International, Inc.                   46,921       69,125     0.2
                  ------------------------------------------------------------------------------------------------------------------
                  Household Products            4,000   Colgate-Palmolive Co.                         280,280      293,000     0.7
                                                1,500   Kimberly-Clark Corp.                           56,995       78,281     0.2
                                                8,000   Procter & Gamble Company                      460,197      627,000     1.5
                                                4,000   Unilever N.V. (NY Registered Shares)          233,771      228,250     0.6
                                                                                                  -----------  -----------   -----
                                                                                                    1,031,243    1,226,531     3.0
                  ------------------------------------------------------------------------------------------------------------------
                  Information Processing       18,000   First Data Corp.                              647,332      551,250     1.4
                  ------------------------------------------------------------------------------------------------------------------
                  Insurance                     1,000   Aetna Inc.                                     82,249       73,500     0.2
                                                7,000   American International Group, Inc.            659,045      772,187     1.9
                                                                                                  -----------  -----------   -----
                                                                                                      741,294      845,687     2.1
                  ------------------------------------------------------------------------------------------------------------------
                  Leisure                       8,500   Polygram N.V. (NY Registered Shares)          446,700      376,656     0.9
                  ------------------------------------------------------------------------------------------------------------------
                  Medical Technology            8,300  +Boston Scientific Corp.                       470,698      421,225     1.0
                                                6,000   Guidant Corporation                           389,037      385,500     0.9
                                                1,000   Johnson & Johnson                              66,560       66,937     0.2
                                                                                                  -----------  -----------   -----
                                                                                                      926,295      873,662     2.1
                  ------------------------------------------------------------------------------------------------------------------
                  Oil & Services               20,000   Baker Hughes, Inc.                            770,148      771,250     1.9
                                               19,000   Diamond Offshore Drilling, Inc.               816,340      849,062     2.1
                                               12,000   Schlumberger, Ltd.                            651,710      884,250     2.2
                                                                                                  -----------  -----------   -----
                                                                                                    2,238,198    2,504,562     6.2
                  ------------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals               3,000   Amgen, Inc.                                   189,750      149,812     0.4
                                                8,000   Bristol-Myers Squibb Co.                      684,867      797,500     2.0
                                               11,000   Merck & Co., Inc.                           1,098,217    1,289,750     3.2
                                                7,000   Pfizer, Incorporated                          368,519      573,562     1.4
                                                                                                  -----------  -----------   -----
                                                                                                    2,341,353    2,810,624     7.0
                  ------------------------------------------------------------------------------------------------------------------
                  Photography                   2,000   Eastman Kodak Co.                             141,535      130,500     0.3
                  ------------------------------------------------------------------------------------------------------------------
                  Pollution Control               500   Waste Management, Inc.                         14,160       11,750     0.0
                  ------------------------------------------------------------------------------------------------------------------
                  Restaurants                   3,000   McDonald's Corp.                              142,703      141,375     0.3
                  ------------------------------------------------------------------------------------------------------------------
                  Retail--Specialty             5,000   CVS Corporation                               291,078      327,812     0.8
                                               17,500  +Staples, Inc.                                 451,082      476,875     1.2
                                               10,000   Walgreen Co.                                  278,070      331,250     0.8
                                                                                                  -----------  -----------   -----
                                                                                                    1,020,230    1,135,937     2.8
                  ------------------------------------------------------------------------------------------------------------------
                  Retail Stores                24,500   Wal-Mart Stores, Inc.                         829,302      976,937     2.4
                  ------------------------------------------------------------------------------------------------------------------
                  Software--Computer           30,000  +Baan Company, N.V.                            902,700    1,100,625     2.7
                                                2,000  +Microsoft Corporation                         208,687      298,375     0.8
                                               11,000   SAP AG (Systeme, Anwendungen, Produkte
                                                        in der Datenverarbeitung)(ADR)*               783,324    1,347,500     3.3
                                                                                                  -----------  -----------   -----
                                                                                                    1,894,711    2,746,500     6.8
                  ------------------------------------------------------------------------------------------------------------------
                  Toys                         13,000   Mattel, Inc.                                  487,161      526,500     1.3
                  ------------------------------------------------------------------------------------------------------------------
                  Travel & Lodging              3,500   Carnival Corporation (Class A)                143,764      195,344     0.5
                  ------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Common Stocks         32,295,264   36,350,244    89.4
====================================================================================================================================

                                                Face
                                               Amount                Short-Term Securities
====================================================================================================================================

                  Commercial Paper**       $1,658,000   General Motors Acceptance Corp.,
                                                        5.63% due 2/02/1998                         1,657,481    1,657,481     4.1
                  ------------------------------------------------------------------------------------------------------------------
                  US Government             2,500,000   Federal Farm Credit Bank, 5.34% due
                  Agency Obligations**                  2/02/1998                                   2,499,258    2,499,258     6.2
                                            2,500,000   Federal Home Loan Mortgage Corp., 5.38%
                                                        due 2/09/1998                               2,496,638    2,496,638     6.1
                                                                                                  -----------  -----------   -----
                                                                                                    4,995,896    4,995,896    12.3
====================================================================================================================================
                                                        Total Investments in Short-Term Securities  6,653,377    6,653,377    16.4
====================================================================================================================================
                  Total Investments                                                               $38,948,641   43,003,621   105.8
                                                                                                  ===========
                  Liabilities in Excess of Other Assets                                                         (2,373,904)   (5.8)
                                                                                                               -----------   -----
                  Net Assets                                                                                   $40,629,717   100.0%
                                                                                                               ===========   =====
====================================================================================================================================

                  +  Non-income producing security.
                  *  American Depositary Receipts (ADR).
                  ** Commercial Paper and certain US Government Agency
                     Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.

                  See Notes to Financial Statements.


                                    26 & 27

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                       Quality Bond Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                        S&P     Moody's    Face                                                                              Value
INDUSTRIES             Ratings  Ratings   Amount              Bonds & Notes                                        Cost    (Note 1a)
====================================================================================================================================
Asset-Backed           AAA       Aaa    $132,647   Arcadia Automobile Receivables Trust, 6.10%
Securities -- 1.2%                                 due 6/15/2000 (a)                                            $ 132,622  $ 132,901
====================================================================================================================================
Banking -- 12.1%       A          A2     250,000   Bank of New York Company, Inc. (The), 7.875%
                                                   due 11/15/2002                                                 276,675    270,228
                       A+         Aa3    250,000   BankAmerica Corp., 6.65% due 5/01/2001                         249,863    255,060
                       A          A2     300,000   NationsBank Corp., 6.50% due 8/15/2003                         308,325    306,654
                       AA-        Aa3    250,000   Norwest Corporation, 6.75% due 5/12/2000                       249,628    254,965
                       A-         A2     200,000   Wells Fargo & Company, 8.375% due 5/15/2002                    213,120    217,156
                                                                                                                ---------  ---------
                                                                                                                1,297,611  1,304,063
====================================================================================================================================
Financial              A          A2     200,000   Bear Stearns Co., 6.75% due 8/15/2000                          198,730    203,722
Services -- 16.4%      A          A2     250,000   Beneficial Corporation, 6.80% due 9/16/2003                    250,000    256,787
                       A+         A1     250,000   Commercial Credit, 6.25% due 1/01/2008                         249,262    250,405
                       A-         A3      38,000   Donaldson, Lufkin & Jenrette Inc., 6.875%
                                                   due 11/01/2005                                                 37,694      39,028
                       AA         Aa2    200,000   MBIA, Inc., 7.15% due 7/15/2027                                199,510    210,092
                       A+         A1     300,000   Morgan Stanley Group, Inc., 6.875% due 3/01/2007               298,923    309,219
                       A          A2     150,000   Salomon Smith Barney Holdings, Inc., 7.375%
                                                   due 5/15/2007                                                  149,866    158,762
                       A+         Aa3    100,000   Travelers Capital II, 7.75% due 12/01/2036                     100,170    103,064
                       AA-        Aa3    200,000   The Travelers Group, Inc., 7.875% due 5/15/2025                205,616    224,970
                                                                                                                ---------  ---------
                                                                                                                1,689,771  1,756,049
====================================================================================================================================
Financial Services --  A          NR*    150,000   CIT Capital Trust I, 7.70% due 2/15/2027                       149,316    154,425
Consumer -- 1.4%
====================================================================================================================================
Industrial --          A+         A1     100,000   Anheuser-Busch Co., Inc., 8.75% due 12/01/1999                 107,905    105,019
Consumer Goods --      AA-        Aa3    250,000   Archer Daniels Midland Co., 8.375% due 4/15/2017               303,007    300,070
12.7%                  A+         A1     100,000   Bass America, Inc., 8.125% due 3/31/2002                       105,928    108,114
                       AA         Aa2    250,000   McDonald's Corporation, 5.95% due 1/15/2008                    249,810    249,208
                                                   Pepsico Inc.:
                       A          A1      80,000     5.75% due 1/02/2003                                           79,595     79,896
                       A          A1     200,000     5.75% due 1/15/2008                                          196,150    194,590
                       A-         A2     100,000   Sears, Roebuck & Co., 9.25% due 4/15/1998                      106,444    100,610
                       AA         Aa2    200,000   Wal-Mart Stores, Inc., 8.50% due 9/15/2024                     207,350    225,336
                                                                                                                ---------  ---------
                                                                                                                1,356,189  1,362,843
====================================================================================================================================
Industrial --          AA         Aa2    175,000   BP America Inc., 9.375% due 11/01/2000                         200,263    190,799
Energy -- 4.6%         AA-        A1     300,000   Consolidated Natural Gas Company, 6.80% due 12/15/2027         297,570    302,979
                                                                                                                ---------  ---------
                                                                                                                  497,833    493,778
====================================================================================================================================
Industrial --          A          A2     200,000   Allied Signal Inc., 6.20% due 2/01/2008                        199,732    199,732
Other -- 12.2%         A          A2     150,000   Carnival Cruise Lines, Inc., 7.70% due 7/15/2004               156,745    161,829
                       AA-        Aa3    200,000   duPont (E.I.) de Nemours & Co., 6.75% due 9/01/2007            207,154    209,578
                       A          A1     200,000   Ford Motor Credit Company, 7% due 9/25/2001                    199,204    206,436
                                                   General Motors Acceptance Corp.:
                       A          A3     100,000     8.50% due 1/01/2003                                          108,510    110,152
                       A          A3     200,000     8.75% due 7/15/2005                                          226,232    228,762
                       AA         Aa2    100,000   Kimberly Clark Corp., 6.375% due 1/01/2028                      99,078     98,077
                       A          A1      90,000   PPG Industries, Inc., 6.50% due 11/01/2007                      89,725     92,326
                                                                                                                ---------  ---------
                                                                                                                1,286,380  1,306,892
====================================================================================================================================
Industrial --          A          A2     231,986  +Disney Enterprises, Inc., 6.85% due 1/10/2007 (a)              231,828    237,980
Services -- 5.2%       A          A2     200,000   First Data Corp., 6.375% due 12/15/2007                        199,486    200,752
                       BBB-       Baa3   100,000   Time Warner Entertainment Co., 8.375% due 3/15/2023            107,029    114,592
                                                                                                                ---------  ---------
                                                                                                                  538,343    553,324
====================================================================================================================================
Manufacturing -- 1.9%  BBB+       A3     200,000   Applied Materials, Inc., 6.75% due 10/15/2007                  199,870    203,214
====================================================================================================================================
US Government          AAA        Aaa    200,000   US Treasury Bond, 6.375% due 8/15/2027                         216,254    214,688
Obligations -- 12.4%                               US Treasury Notes:
                       AAA        Aaa    200,000     6.25% due 1/31/2002                                          205,937    205,874
                       AAA        Aaa     25,000     6.25% due 2/15/2003                                           24,949     25,887
                       AAA        Aaa    400,000     5.875% due 2/15/2004                                         398,469    409,564
                       AAA        Aaa    200,000     7.50% due 2/15/2005                                          219,891    222,874
                       AAA        Aaa    190,000     6.50% due 5/15/2005                                          196,769    201,073
                       AAA        Aaa     50,000     6.125% due 8/15/2007                                          52,836     52,211
                                                                                                                ---------  ---------
                                                                                                                1,315,105  1,332,171
====================================================================================================================================
Utilities --           A+         A2     300,000   ALLTEL Corporation, 6.75% due 9/15/2005                        295,380    309,174
Communications --      AAA        Aaa    125,000   Indiana Bell Telephone Co., Inc., 7.30% due 8/15/2026          133,639    137,816
5.4%                   AA         Aa3    125,000   Southwestern Bell Capital Corp., 6.50% due 3/12/2003           126,222    128,872
                                                                                                                ---------  ---------
                                                                                                                  555,241    575,862
====================================================================================================================================
Utilities --           A+         A1     100,000   Consolidated Edison Inc., 6.25% due 2/01/2008                  100,000    100,000
Electric -- 5.0%       AA         Aa3    250,000   Northern States Power Company, 7.125% due 7/01/2025            254,800    266,350
                       A          A2     150,000   Virginia Electric & Power Co., 8.625% due 10/01/2024           166,200    170,173
                                                                                                                ---------  ---------
                                                                                                                  521,000    536,523
====================================================================================================================================
                                                   Total Investments in Bonds & Notes--90.5%                    9,539,281  9,712,045
====================================================================================================================================

SHORT-TERM
SECURITIES                                                                      Issue
====================================================================================================================================
US Government                            747,000   Federal Home Loan Mortgage Corp., 5.57% due 2/02/1998          747,000    747,000
Agency
Obligations** -- 7.0%

====================================================================================================================================
                                                   Total Investments in Short-Term Securities--7.0%               747,000    747,000
====================================================================================================================================
                       Total Investments--97.5%                                                               $10,286,281 10,459,045
                                                                                                              ===========
                       Other Assets Less Liabilities--2.5%                                                                   273,162
                                                                                                                         -----------
                       Net Assets--100.0%                                                                                $10,732,207
                                                                                                                         ===========
====================================================================================================================================

                     * Not Rated.
                    ** Certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
                     + The security may be offered and sold to "qualified
                       institutional buyers" under Rule 144A of the Securities Act of 1933.
                   (a) Subject to principal paydowns.
                       Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                       See Notes to Financial Statements.


                                    28 & 29

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                  US Government Securities Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Face     Interest           Maturity          Value
                       Issue                                                Amount       Rate             Date(s)        (Note 1a)
=================================================================================================================================

US Government          Federal Home Loan Mortgage Corporation             $1,040,679    11.50%           6/01/2019       $ 1,182,326
Agency Mortgage-       Federal Home Loan Mortgage Corporation--
Backed Obligations --  Gold Program                                          698,482     6.00(1)   4/01/2004-12/01/2004      698,258
66.6%                  Federal Home Loan Mortgage Corporation--
                       Gold Program                                        2,671,575     6.50            1/01/2013         2,691,612
                       Government National Mortgage Association              497,500     6.50            1/15/2028           495,475
                       Government National Mortgage Association              993,262     7.00           11/15/2027         1,008,479
                       Government National Mortgage Association            2,016,560     7.50      10/15/2025-12/15/2027   2,076,447
====================================================================================================================================
                       Total US Government Agency Mortgage-Backed Obligations (Cost--$7,995,409)                           8,152,597
====================================================================================================================================
US Government          US Treasury Notes                                   1,000,000     5.75           11/15/2000         1,010,470
Obligations -- 31.5%   US Treasury Notes                                   1,900,000     5.875          11/15/2005         1,939,786
                       US Treasury STRIPS**                                  300,000     6.345+          8/15/2001           248,364
                       US Treasury STRIPS**                                  850,000     6.065+          5/15/2005           569,338
                       US Treasury STRIPS**                                  300,000     6.09+           8/15/2019            83,724
====================================================================================================================================
                       Total US Government Obligations (Cost--$3,728,294)                                                  3,851,682
====================================================================================================================================
                       Total Investments (Cost--$11,723,703 )--98.1%                                                      12,004,279
                       Other Assets Less Liabilities--1.9%                                                                   227,500
                                                                                                                         -----------
                       Net Assets--100.0%                                                                                $12,231,779
                                                                                                                         ===========
====================================================================================================================================

                     * Mortgage-Backed Obligations are subject to principal
                       paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                    ** STRIPS--Separate Trading of Registered Interest and
                       Principal of Securities.
                     + Represents the yield-to-maturity on this zero coupon
                       issue at the time of purchase by the Portfolio.
                    (1)Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.

                       See Notes to Financial Statements.

EQUITY PORTFOLIO CHANGES

                       For the Quarter Ended January 31, 1998
================================================================================
FUNDAMENTAL
VALUE PORTFOLIO
================================================================================
Additions              duPont (E.I.) de Nemours & Co.
                       Enron Corp.
                       Exxon Corporation

                       Pennsylvania Real Estate Investment Trust
                     * Raytheon Company (Class A)

                       Sears, Roebuck & Co.
                       Texas Instruments, Inc.
================================================================================
Deletions              CompuServe Corporation
                       Eastman Chemical Co.
                       Mesa Air Group, Inc.

                       Millennium Chemicals Inc.
                     * Raytheon Company (Class A)

                       Yacimientos Petroliferos Fiscales
                         S.A. (YPF)(ADR)
================================================================================
GLOBAL
OPPORTUNITY
PORTFOLIO
================================================================================
Additions              AT&T Corp.
                       Bank of Tokyo-Mitsubishi, Ltd.
                       Bristol-Myers Squibb Co.
                       Chancellor Media Corp. (Class A)
                       Cisco Systems, Inc.
                       Devro PLC
                       Diageo PLC
                       Dial Corporation (The)
                       Gartner Group, Inc. (Class A)
                       General Electric Company
                       Globalstar Telecommunications Ltd.
                       Illinova Corporation
                       Ito-Yokado Co., Ltd.
                       Keebler Foods Company
                       Lilly (Eli) and Company
                       Lockheed Martin Corporation
                       Makino Milling Machine Co., Ltd.
                       Nordbanken Holding AB
                       Orbital Sciences Corporation
                       Pfizer, Incorporated
                       Philip Morris Companies, Inc.
                       Provident Companies, Inc.
                       Public Service Enterprise Group, Inc.
                       Royal Dutch Petroleum Co.
                        (NY Registered)
                       Smartalk Teleservices, Inc.
                       Sun International Hotels Ltd.
                       Texas Utilities Company
                       Thomson-CSF S.A.
                      *Tricon Global Restaurants, Inc.
                       Wal-Mart Stores, Inc.
                       Warner-Lambert Company
================================================================================
Deletions              ABB AG
                       ABN AMRO Holding N.V.
                       American Home Products Corporation
                       American Standard Companies, Inc.
                       Autobacs Seven Co., Ltd.
                       Avon Products, Inc.
                       Companhia Cervejaria Brahma S.A.
                        PN (Preferred)
                       De Beers Consolidated Mines Ltd. (ADR)
                       Dresser Industries, Inc.
                       duPont (E.I.) de Nemours & Co.
                       Grand Metropolitan PLC
                       Gulf Canada Resources Ltd.
                       Intel Corporation
                       Merck & Co., Inc.
                       Mitsubishi Electric Corp.
                       Mitsubishi Heavy Industries, Inc.
                       Mitsui-Soko Co., Ltd.
                       Oracle Corp.
                       Oxford Health Plans, Inc.
                       Provident Companies, Inc.
                       Quantum Corporation
                       Siemens AG
                       Sunbeam Corp.
                       Telecomunicacoes Brasileiras S.A.--
                        Telebras PN (ADR)
                       Toray Industries, Inc.
                      *Tricon Global Restaurants, Inc.
                       Uniao de Bancos Brasileiros S.A.
                        (Unibanco) (GDR)
                       United Technologies Corporation
================================================================================
GROWTH OPPORTUNITY PORTFOLIO
================================================================================
Additions              Ethan Allen Interiors, Inc.
                       Gap Inc.
                       Guidant Corporation

                       Morgan Stanley, Dean Witter, Discover and Co. SGS-Thomson Microelectronics N.V.
                        (NY Registered Shares)

                       Sprint Corporation
                       Unilever N.V. (NY Registered Shares)
================================================================================
Deletions              Oracle Corp.
================================================================================
                     * Added and deleted in the same quarter.


                                    30 & 31

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

STATEMENTS OF ASSETS AND LIABILITIES

                                                           Fundamental      Global         Growth        Quality       US Government
                                                              Value      Opportunity    Opportunity        Bond          Securities
  As of January 31, 1998                                    Portfolio     Portfolio       Portfolio     Portfolio        Portfolio
====================================================================================================================================
Assets:
  Investments, at value* (Note 1a) ...................   $ 77,471,709   $ 57,315,018    $ 43,003,621   $ 10,459,045    $ 12,004,279
  Foreign cash (Note 1c) .............................           --           71,374            --             --              --
  Cash ...............................................            290         14,807             157           --            74,620
  Receivables:
    Securities sold ..................................        180,913      2,574,040          31,640        320,807            --
    Capital shares sold ..............................        322,019        203,696         450,206         42,150          15,829
    Interest .........................................           --          455,210            --          168,522          97,740
    Dividends ........................................         76,190         36,588          26,186           --              --
    Investment adviser (Note 2) ......................           --             --              --           60,597          43,756
    Principal paydowns ...............................           --             --              --             --             8,119
    Forward foreign exchange contracts (Note 1b) .....           --            2,074            --             --              --
    Loaned securities (Note 6) .......................           --             --              --             --               330
  Deferred organization expenses (Note 1f) ...........         14,827         34,594          48,382          8,486          18,549
  Prepaid registration fees and other assets (Note 1f)         59,799         32,686           9,477         35,284          35,235
                                                         ------------   ------------    ------------   ------------    ------------
  Total assets .......................................     78,125,747     60,740,087      43,569,669     11,094,891      12,298,457
                                                         ------------   ------------    ------------   ------------    ------------
====================================================================================================================================
Liabilities:
  Unrealized depreciation on forward foreign exchange
  contracts (Note 1b) ................................           --           16,522            --             --              --
  Payables:
    Securities purchased .............................      1,136,408        369,759       2,746,120        299,732            --
    Capital shares redeemed ..........................        103,788        140,751          33,952          3,808           6,964
    Distributor (Note 2) .............................         57,408         46,545          30,041          5,802           5,492
    Investment adviser (Note 2) ......................         39,554         36,437          20,241           --              --
    Dividends to shareholders (Note 1g) ..............           --             --              --           17,206          18,258
  Accrued expenses and other liabilities .............        188,755        176,468         109,598         36,136          35,964
                                                         ------------   ------------    ------------   ------------    ------------
  Total liabilities ..................................      1,525,913        786,482       2,939,952        362,684          66,678
                                                         ------------   ------------    ------------   ------------    ------------
====================================================================================================================================
Net Assets:
  Net assets .........................................   $ 76,599,834   $ 59,953,605    $ 40,629,717   $ 10,732,207    $ 12,231,779
                                                         ============   ============    ============   ============    ============
====================================================================================================================================
Net Assets Consist of:
  Class A Common Stock, $0.10 par value+ .............   $      2,266   $      1,469    $      1,540   $     12,019    $     30,852
  Class B Common Stock, $0.10 par value++ ............        349,574        359,918         194,023         60,399          63,248
  Class C Common Stock, $0.10 par value+++ ...........        166,538        141,361          98,477         27,892          19,631
  Class D Common Stock, $0.10 par value++++ ..........         38,108         27,658          12,015          6,040           3,008
  Paid-in capital in excess of par ...................     66,408,833     57,507,375      36,136,012     10,473,503      11,808,202
  Accumulated distributions in excess of investment
  income--net (Note 1g) ..............................             --        (87,348)             --             --              --
  Undistributed (accumulated) realized capital gains
  (losses) on  investments and foreign currency
  transactions--net ..................................      1,456,820             --         132,670        (19,779)         26,262
  Accumulated distributions in excess of realized
  capital gains on investments--net (Note 1g) ........             --     (1,087,401)             --           (631)           --
  Unrealized appreciation on investments and foreign
  currency transactions--net .........................      8,177,695      3,090,573       4,054,980        172,764         280,576
                                                         ------------   ------------    ------------   ------------    ------------

  Net assets .........................................   $ 76,599,834   $ 59,953,605    $ 40,629,717   $ 10,732,207    $ 12,231,779
                                                         ============   ============    ============   ============    ============
====================================================================================================================================
Net Asset Value:
  Class A:
    Net assets .......................................   $    316,898   $    167,377    $    206,778   $  1,213,548    $  3,232,899
                                                         ============   ============    ============   ============    ============
    Shares outstanding ...............................         22,663         14,684          15,403        120,193         308,521
                                                         ============   ============    ============   ============    ============
    Net asset value and redemption price per share ...   $      13.98   $      11.40    $      13.42   $      10.10    $      10.48
                                                         ============   ============    ============   ============    ============
  Class B:
    Net assets .......................................   $ 48,073,360   $ 40,686,401    $ 25,751,922   $  6,094,815    $  6,627,031
                                                         ============   ============    ============   ============    ============
    Shares outstanding ...............................      3,495,740      3,599,183       1,940,232        603,984         632,482
                                                         ============   ============    ============   ============    ============
    Net asset value and redemption price per share ...   $      13.75   $      11.30    $      13.27   $      10.09    $      10.48
                                                         ============   ============    ============   ============    ============
  Class C:
    Net assets .......................................   $ 22,896,001   $ 15,950,676    $ 13,058,951   $  2,814,366    $  2,056,503
                                                         ============   ============    ============   ============    ============
    Shares outstanding ...............................      1,665,382      1,413,607         984,769        278,916         196,310
                                                         ============   ============    ============   ============    ============
    Net asset value and redemption price per share ...   $      13.75   $      11.28    $      13.26   $      10.09    $      10.48
                                                         ============   ============    ============   ============    ============
  Class D:
    Net assets .......................................   $  5,313,575   $  3,149,151    $  1,612,066   $    609,478    $    315,346
                                                         ============   ============    ============   ============    ============
    Shares outstanding ...............................        381,074        276,584         120,146         60,398          30,082
                                                         ============   ============    ============   ============    ============
    Net asset value and redemption price per share ...   $      13.94   $      11.39    $      13.42   $      10.09    $      10.48
                                                         ============   ============    ============   ============    ============
====================================================================================================================================
   *Identified cost ..................................   $ 69,294,014   $ 54,198,487    $ 38,948,641   $ 10,286,281    $ 11,723,703
                                                         ============   ============    ============   ============    ============
   +Authorized shares--Class A .......................      6,250,000      6,250,000       6,250,000      6,250,000      26,250,000
                                                         ============   ============    ============   ============    ============
  ++Authorized shares--Class B .......................     10,000,000     10,000,000       6,250,000      6,250,000      26,250,000
                                                         ============   ============    ============   ============    ============
 +++Authorized shares--Class C .......................      6,250,000      6,250,000       6,250,000      6,250,000       6,250,000
                                                         ============   ============    ============   ============    ============
++++Authorized shares--Class D .......................      6,250,000      6,250,000       6,250,000      6,250,000       6,250,000
                                                         ============   ============    ============   ============    ============
====================================================================================================================================

  See Notes to Financial Statements.


                                    32 & 33

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

STATEMENTS OF OPERATIONS

                                                        Fundamental        Global         Growth         Quality       US Government
                                                           Value        Opportunity     Opportunity        Bond           Securities
  For the Year Ended January 31, 1998                    Portfolio       Portfolio       Portfolio       Portfolio        Portfolio
====================================================================================================================================
Investment Income (Notes 1d & 1e):
  Interest and discount earned* ....................   $    513,314    $  1,016,127    $    159,735    $    670,566    $    745,446
  Dividends** ......................................        885,940         704,891         227,289              --              --
  Loaned securities ................................             --              --              --             543             330
                                                       ------------    ------------    ------------    ------------    ------------
  Total income .....................................      1,399,254       1,721,018         387,024         671,109         745,776
                                                       ------------    ------------    ------------    ------------    ------------
====================================================================================================================================
Expenses:
  Investment advisory fees (Note 2) ................        428,666         411,965         176,230          48,576          55,861
  Account maintenance & distribution fees--Class B
  (Note 2) .........................................        418,499         376,364         173,921          38,753          37,168
  Transfer agent fees--Class B (Note 2) ............        213,483         211,869         120,719          30,554          15,935
  Account maintenance and distribution fees--Class C
  (Note 2) .........................................        191,071         141,790          83,838          18,138          15,066
  Registration fees (Note 1f) ......................         98,422          68,356          60,337          91,379          61,210
  Transfer agent fees--Class C (Note 2) ............        103,084          85,565          62,028          14,134           6,607
  Accounting services (Note 2) .....................         84,704          86,374          50,019          18,186          16,831
  Printing and shareholder reports .................         88,408          61,400          31,170          14,976          14,331
  Professional fees ................................         52,990          43,529          21,447          12,617          13,423
  Custodian fees ...................................         20,593          52,558          16,079          11,392          16,578
  Amortization of organization expenses (Note 1f) ..          7,413          17,297          16,128           4,249           9,300
  Transfer agent fees--Class D (Note 2) ............         20,096          13,930           7,029           2,466             782
  Directors' fees and expenses .....................         10,117           8,267           3,199           1,778           2,045
  Account maintenance fees--Class D (Note 2) .......         11,827           7,402           3,025           1,299             792
  Transfer agent fees--Class A (Note 2) ............          1,105             717             738           8,265           9,717
  Pricing fees (Note 2) ............................          1,071           6,090             175           3,910           1,350
  Other ............................................          6,253           9,970           4,063           3,720           3,176
                                                       ------------    ------------    ------------    ------------    ------------
  Total expenses before reimbursement ..............      1,757,802       1,603,443         830,145         324,392         280,172
  Reimbursement of expenses (Note 2) ...............             --              --              --        (266,202)       (227,146)
                                                       ------------    ------------    ------------    ------------    ------------
  Total expenses after reimbursement ...............      1,757,802       1,603,443         830,145          58,190          53,026
                                                       ------------    ------------    ------------    ------------    ------------
  Investment income (loss)--net ....................       (358,548)        117,575        (443,121)        612,919         692,750
                                                       ------------    ------------    ------------    ------------    ------------
====================================================================================================================================
Realized and Unrealized Gain (Loss) on Investments & Foreign Currency Transactions -- Net (Notes 1b, 1c, 1e & 3):
  Realized gain from:
    Investments--net ...............................      7,145,873       3,811,956       2,875,420          34,086         100,678
    Foreign currency transactions--net .............             --         374,612              --              --              --
  Change in unrealized appreciation/depreciation on:
    Investments--net ...............................      2,970,461        (855,192)      2,511,620         267,178         269,148
    Foreign currency transactions--net .............             --        (671,211)             --              --              --
                                                       ------------    ------------    ------------    ------------    ------------
  Net realized and unrealized gain on investments
  and foreign currency transactions ................     10,116,334       2,660,165       5,387,040         301,264         369,826
                                                       ------------    ------------    ------------    ------------    ------------
  Net Increase in Net Assets Resulting from
    Operations .....................................   $  9,757,786    $  2,777,740    $  4,943,919    $    914,183    $  1,062,576
                                                       ============    ============    ============    ============    ============
====================================================================================================================================
 *Net of foreign withholding tax on interest .......             --    $        212              --              --              --
                                                       ============    ============    ============    ============    ============
**Net of foreign withholding tax on dividends ......   $      6,963    $     64,442    $      1,595              --              --
                                                       ============    ============    ============    ============    ============
====================================================================================================================================

  See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Fundamental                 Global Opportunity
                                                                                Value Portfolio                   Portfolio
                                                                        ----------------------------   -----------------------------
                                                                              For the Year Ended              For the Year Ended
                                                                                  January 31,                     January 31,
                                                                        ----------------------------   -----------------------------
Increase (Decrease) in Net Assets:                                           1998            1997           1998              1997
====================================================================================================================================
Operations:
Investment income (loss)--net ......................................   $   (358,548)   $   (478,635)   $    117,575    $   (112,394)
Realized gain on investments and foreign currency transactions--net       7,145,873       6,235,956       4,186,568       1,453,296
Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net .................................      2,970,461       2,839,304      (1,526,403)      2,910,695
                                                                       ------------    ------------    ------------    ------------
Net increase in net assets resulting from operations ...............      9,757,786       8,596,625       2,777,740       4,251,597
                                                                       ------------    ------------    ------------    ------------
====================================================================================================================================
Dividends & Distributions to Shareholders (Note 1g):
Investment income--net:
  Class A ..........................................................             --              --            (611)             --
  Class B ..........................................................             --              --         (76,651)             --
  Class C ..........................................................             --              --         (30,314)             --
  Class D ..........................................................             --              --          (9,999)             --
In excess of investment income--net:
  Class A ..........................................................             --              --          (2,673)         (1,274)
  Class B ..........................................................             --              --        (335,476)        (65,176)
  Class C ..........................................................             --              --        (132,675)        (25,328)
  Class D ..........................................................             --              --         (43,763)        (21,506)
Realized gain on investments--net:
  Class A ..........................................................        (35,250)        (11,190)        (12,818)         (1,213)
  Class B ..........................................................     (5,200,268)     (1,597,213)     (3,181,736)       (298,844)
  Class C ..........................................................     (2,463,175)       (693,946)     (1,245,621)       (104,853)
  Class D ..........................................................       (604,991)       (215,995)       (238,373)        (25,165)
In excess of realized gain on investments--net:
  Class A ..........................................................             --              --          (1,779)             --
  Class B ..........................................................             --              --        (441,592)             --
  Class C ..........................................................             --              --        (172,879)             --
  Class D ..........................................................             --              --         (33,084)             --
                                                                       ------------    ------------    ------------    ------------
Net decrease in net assets resulting from dividends and
distributions to shareholders ......................................     (8,303,684)     (2,518,344)     (5,960,044)       (543,359)
                                                                       ------------    ------------    ------------    ------------
====================================================================================================================================
Capital Share Transactions (Note 4):
Net increase in net assets derived from capital share transactions .     20,907,035      16,589,653      19,283,250      14,719,748
                                                                       ------------    ------------    ------------    ------------
====================================================================================================================================
Net assets:
Total increase in net assets .......................................     22,361,137      22,667,934      16,100,946      18,427,986
Beginning of year ..................................................     54,238,697      31,570,763      43,852,659      25,424,673
                                                                       ------------    ------------    ------------    ------------
End of year ........................................................   $ 76,599,834    $ 54,238,697    $ 59,953,605    $ 43,852,659
                                                                       ============    ============    ============    ============
====================================================================================================================================

See Notes to Financial Statements.


                                    34 & 35

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

                                                                                                      Growth Opportunity Portfolio
                                                                                                 -----------------------------------
                                                                                                                          For the
                                                                                                    For the           Period Feb. 2,
                                                                                                   Year Ended             1996+ to
Increase (Decrease) in Net Assets:                                                               Jan. 31, 1998         Jan. 31, 1997
====================================================================================================================================
Operations:
Investment loss--net ...................................................................         $   (443,121)         $   (154,034)
Realized gain on investments--net ......................................................            2,875,420               378,775
Change in unrealized appreciation on investments--net ..................................            2,511,620             1,543,360
                                                                                                 ------------          ------------
Net increase in net assets resulting from operations ...................................            4,943,919             1,768,101
                                                                                                 ------------          ------------
====================================================================================================================================
Distributions to Shareholders (Note 1g):
Realized gain on investments--net:
  Class A ..............................................................................              (13,310)                   --
  Class B ..............................................................................           (1,603,433)                   --
  Class C ..............................................................................             (796,299)                   --
  Class D ..............................................................................             (111,328)                   --
                                                                                                 ------------          ------------
Net decrease in net assets resulting from distributions to shareholders ................           (2,524,370)                   --
                                                                                                 ------------          ------------
====================================================================================================================================
Capital Share Transactions (Note 4):
Net increase in net assets derived from capital share transactions .....................           22,868,370            13,569,697
                                                                                                 ------------          ------------
====================================================================================================================================
Net Assets:
Total increase in net assets ...........................................................           25,287,919            15,337,798
Beginning of period ....................................................................           15,341,798                 4,000
                                                                                                 ------------          ------------
End of period ..........................................................................         $ 40,629,717          $ 15,341,798
                                                                                                 ============          ============
====================================================================================================================================

                                                                                Quality Bond              US Government Securities
                                                                                  Portfolio                       Portfolio
                                                                       ----------------------------    -----------------------------
                                                                                 For the Year                    For the Year
                                                                               Ended January 31,               Ended January 31,
                                                                       ----------------------------    -----------------------------
Increase (Decrease) in Net Assets:                                          1998            1997            1998            1997
====================================================================================================================================
Operations:
Investment income--net .............................................   $    612,919    $    506,519    $    692,750    $    661,707
Realized gain (loss) on investments--net ...........................         34,086         (51,285)        100,678             243
Change in unrealized appreciation/depreciation on investments--net .        267,178        (231,164)        269,148        (194,411)
                                                                       ------------    ------------    ------------    ------------
Net increase in net assets resulting from operations ...............        914,183         224,070       1,062,576         467,539
                                                                       ------------    ------------    ------------    ------------
====================================================================================================================================
Dividends & Distributions to Shareholders (Note 1g):
Investment income--net:
  Class A ..........................................................       (123,527)       (150,009)       (266,916)       (329,353)
  Class B ..........................................................       (317,057)       (238,507)       (294,485)       (222,614)
  Class C ..........................................................       (137,274)        (96,264)       (110,661)        (85,215)
  Class D ..........................................................        (35,061)        (21,739)        (20,688)        (16,900)
Realized gain on investments--net:
  Class A ..........................................................             --              --         (23,691)        (32,773)
  Class B ..........................................................             --              --         (37,250)        (29,573)
  Class C ..........................................................             --              --         (13,982)        (12,740)
  Class D ..........................................................             --              --          (2,134)         (2,220)
In excess of realized gain on investments--net:
  Class A ..........................................................             --          (8,426)             --              --
  Class B ..........................................................             --         (17,644)             --              --
  Class C ..........................................................             --          (7,230)             --              --
  Class D ..........................................................             --          (1,417)             --              --
                                                                       ------------    ------------    ------------    ------------
Net decrease in net assets resulting from dividends and
distributions to shareholders ......................................       (612,919)       (541,236)       (769,807)       (731,388)
                                                                       ------------    ------------    ------------    ------------
====================================================================================================================================
Capital Share Transactions (Note 4):
Net increase in net assets derived from capital share transactions .      1,015,801       3,143,735         868,656       1,556,845
                                                                       ------------    ------------    ------------    ------------
====================================================================================================================================
Net Assets:
Total increase in net assets .......................................      1,317,065       2,826,569       1,161,425       1,292,996
Beginning of year ..................................................      9,415,142       6,588,573      11,070,354       9,777,358
                                                                       ------------    ------------    ------------    ------------
End of year ........................................................   $ 10,732,207    $  9,415,142    $ 12,231,779    $ 11,070,354
                                                                       ============    ============    ============    ============
====================================================================================================================================

+ Commencement of operations.

  See Notes to Financial Statements.


                                     36 & 37

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

FINANCIAL HIGHLIGHTS

                                                                                        Fundamental Value Portfolio++
                                                                     -------------------------------------------------------------
                                                                                Class A                         Class B
                                                                     ------------------------------  -----------------------------
                  The following per share data and ratios have been        For the Year Ended             For the Year Ended
                  derived from information provided in the financial           January 31,                     January 31,
                  statements.                                        ------------------------------  -----------------------------
                  Increase (Decrease) in Net Asset Value:              1998       1997      1996+       1998      1997      1996+
----------------------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of year .............   $ 13.58    $ 11.67    $10.00     $ 13.39   $ 11.55   $ 10.00
Operating                                                            -------    -------    ------     -------   -------   -------
Performance:      Investment income (loss)--net ..................       .07       (.01)      .25        (.09)     (.15)     (.07)
                  Realized and unrealized gain on investments--net      2.22       2.70      1.76        2.19      2.65      1.96
                                                                     -------    -------    ------     -------   -------   -------
                  Total from investment operations ...............      2.29       2.69      2.01        2.10      2.50      1.89
                                                                     -------    -------    ------     -------   -------   -------
                  Less distributions:
                    Realized gain on investments--net ............     (1.89)      (.78)     (.20)      (1.74)     (.66)     (.20)
                    In excess of realized gain on investments--net        --         --      (.11)         --        --      (.11)
                    Return of capital--net .......................        --         --      (.03)         --        --      (.03)
                                                                     -------    -------    ------     -------   -------   -------
                  Total distributions ............................     (1.89)      (.78)     (.34)      (1.74)     (.66)     (.34)
                  Net asset value, end of year ...................   $ 13.98    $ 13.58    $11.67     $ 13.75   $ 13.39   $ 11.55
                                                                     =======    =======    ======     =======   =======   =======
----------------------------------------------------------------------------------------------------------------------------------
Total Investment  Based on net asset value per share .............     17.12%     23.20%    20.10%*+    15.91%    21.79%    18.89%*+
Return:*                                                             =======    =======    ======     =======   =======   =======
----------------------------------------------------------------------------------------------------------------------------------
Ratio to          Expenses, net of reimbursement .................      1.63%      2.03%     1.54%       2.72%     3.11%     3.29%
Average Net                                                          =======    =======    ======     =======   =======   =======
Assets:           Expenses .......................................      1.63%      2.03%     2.00%       2.72%     3.11%     3.39%
                                                                     =======    =======    ======     =======   =======   =======
                  Investment income (loss)--net ..................       .48%      (.07%)    1.99%       (.60%)   (1.15%)    (.61%)
                                                                     =======    =======    ======     =======   =======   =======
----------------------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets, end of year (in thousands) .........   $   317    $   209    $  121     $48,073   $34,828   $20,989
Data:                                                                =======    =======    ======     =======   =======   =======
                  Portfolio turnover .............................     68.75%     80.60%    51.37%      68.75%    80.60%    51.37%
                                                                     =======    =======    ======     =======   =======   =======
                  Average commission rate paid++++ ...............   $ .0572    $ .0539        --     $ .0572   $ .0539        --
                                                                     =======    =======    ======     =======   =======   =======
----------------------------------------------------------------------------------------------------------------------------------

                                                                                        Fundamental Value Portfolio++
                                                                     -------------------------------------------------------------
                                                                                Class C                         Class D
                                                                     ------------------------------  -----------------------------
                  The following per share data and ratios have been        For the Year Ended             For the Year Ended
                  derived from information provided in the financial           January 31,                     January 31,
                  statements.                                        ------------------------------  -----------------------------
                  Increase (Decrease) in Net Asset Value:              1998       1997      1996+       1998      1997      1996+
----------------------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of year .............   $ 13.39    $ 11.55    $10.00     $ 13.54   $ 11.65   $ 10.00
Operating                                                            -------    -------    ------     -------   -------   -------
Performance:      Investment income (loss)--net ..................      (.09)      (.15)     (.09)        .03      (.04)      .03
                  Realized and unrealized gain on investments--net      2.19       2.66      1.98        2.22      2.68      1.96
                                                                     -------    -------    ------     -------   -------   -------
                  Total from investment operations ...............      2.10       2.51      1.89        2.25      2.64      1.99
                                                                     -------    -------    ------     -------   -------   -------
                  Less distributions:
                    Realized gain on investments--net ............     (1.74)      (.67)     (.20)      (1.85)     (.75)     (.20)
                    In excess of realized gain on investments--net        --         --      (.11)         --        --      (.11)
                    Return of capital--net .......................        --         --      (.03)         --        --      (.03)
                                                                     -------    -------    ------     -------   -------   -------
                  Total distributions ............................     (1.74)      (.67)     (.34)      (1.85)     (.75)     (.34)
                                                                     -------    -------    ------     -------   -------   -------
                  Net asset value, end of year ...................   $ 13.75    $ 13.39    $11.55     $ 13.94   $ 13.54   $ 11.65
                                                                     =======    =======    ======     =======   =======   =======
----------------------------------------------------------------------------------------------------------------------------------
Total Investment  Based on net asset value per share .............     15.93%     21.82%    18.89%*+    16.89%    22.82%    19.90%*+
Return:*                                                             =======    =======    ======     =======   =======   =======

----------------------------------------------------------------------------------------------------------------------------------
Ratio to          Expenses, net of reimbursement .................      2.75%      3.15%     3.38%       1.89%     2.27%     2.45%
Average Net                                                          =======    =======    ======     =======   =======   =======
Assets:           Expenses .......................................      2.75%      3.15%     3.46%       1.89%     2.27%     2.56%
                                                                     =======    =======    ======     =======   =======   =======
                  Investment income (loss)--net ..................      (.63%)    (1.19%)    (.75%)       .23%     (.31%)     .24%
                                                                     =======    =======    ======     =======   =======   =======
----------------------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets, end of year (in thousands) .........   $22,896    $15,022    $7,990     $ 5,314   $ 4,180   $ 2,471
Data:                                                                =======    =======    ======     =======   =======   =======
                  Portfolio turnover .............................     68.75%     80.60%    51.37%      68.75%    80.60%    51.37%
                                                                     =======    =======    ======     =======   =======   =======
                  Average commission rate paid++++ ...............   $ .0572    $ .0539        --     $ .0572   $ .0539        --
                                                                     =======    =======    ======     =======   =======   =======
----------------------------------------------------------------------------------------------------------------------------------

            *     Total investment returns exclude the effects of sales loads.
            +     The Program commenced operations on February 1, 1995.
            ++    Based on average shares outstanding.
            *+    Aggregate total investment return.
            ++++  For fiscal years beginning on or after September 1, 1995, the
                  Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The
                  "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                  See Notes to Financial Statements.


                                     38 & 39

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

                                                                                         Global Opportunity Portfolio++
                                                                            ------------------------------------------------------
                                                                                      Class A                     Class B
                                                                            --------------------------  --------------------------
                                                                                 For the Year Ended         For the Year Ended
                   The following per share data and ratios have been derived         January 31,                 January 31,
                   from information provided in the financial statements.   --------------------------  --------------------------
                   Increase (Decrease) in Net Asset Value:                    1998     1997    1996+      1998     1997    1996+
----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ....................  $ 11.93  $ 10.82   $10.00   $ 11.86  $ 10.76  $ 10.00
Operating                                                                   -------  -------   ------   -------  -------  -------
Performance:       Investment income (loss)--net .........................      .16      .15      .34       .02     (.04)     .13
                   Realized and unrealized gain on investments and foreign
                   currency transactions--net ............................      .69     1.21      .77       .68     1.29      .85
                                                                            -------  -------   ------   -------  -------  -------
                   Total from investment operations ......................      .85     1.36     1.11       .70     1.25      .98
                                                                            -------  -------   ------   -------  -------  -------
                   Less dividends and distributions:
                     Investment income--net ..............................     (.05)      --     (.20)     (.02)      --     (.15)
                     In excess of investment income on investments--net ..     (.20)    (.13)    (.06)     (.11)    (.03)    (.04)
                     Realized gain on investments--net ...................     (.99)    (.12)      --      (.99)    (.12)      --
                     In excess of realized gain on investments--net ......     (.14)      --     (.03)     (.14)      --     (.03)
                                                                            -------  -------   ------   -------  -------  -------
                   Total dividends and distributions .....................    (1.38)    (.25)    (.29)    (1.26)    (.15)    (.22)
                                                                            -------  -------   ------   -------  -------  -------
                   Net asset value, end of year ..........................  $ 11.40  $ 11.93   $10.82   $ 11.30  $ 11.86  $ 10.76
                                                                            =======  =======   ======   =======  =======  =======
----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ....................     7.27%   12.68%   11.15%*+   5.97%   11.67%    9.89%*+
Return:*                                                                    =======  =======   ======   =======  =======  =======
----------------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement ........................     1.87%    2.47%    2.01%     2.96%    3.76%    3.50%
Average Net                                                                 =======  =======   ======   =======  =======  =======
Assets:            Expenses ..............................................     1.87%    2.90%    2.32%     2.96%    4.01%    3.61%
                                                                            =======  =======   ======   =======  =======  =======
                   Investment income (loss)--net .........................     1.28%    1.83%    2.92%      .18%    (.39%)   1.20%
                                                                            =======  =======   ======   =======  =======  =======
----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) ................  $   167  $   129   $3,025   $40,687  $30,469  $16,117
Data:                                                                       =======  =======   ======   =======  =======  =======
                   Portfolio turnover ....................................    99.11%  125.68%   83.14%    99.11%  125.68%   83.14%
                                                                            =======  =======   ======   =======  =======  =======
                   Average commission rate paid++++ ......................  $ .0178  $ .0170       --   $ .0178  $ .0170       --
                                                                            =======  =======   ======   =======  =======  =======
----------------------------------------------------------------------------------------------------------------------------------

                                                                                         Global Opportunity Portfolio++
                                                                            ------------------------------------------------------
                                                                                      Class C                     Class D
                                                                            --------------------------  --------------------------
                                                                                 For the Year Ended         For the Year Ended
                   The following per share data and ratios have been derived         January 31,                 January 31,
                   from information provided in the financial statements.   --------------------------  --------------------------
                   Increase (Decrease) in Net Asset Value:                    1998     1997    1996+      1998     1997    1996+
----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ....................  $ 11.84  $ 10.75   $10.00    $11.92  $ 10.80   $10.00
Operating                                                                   -------  -------   ------    ------  -------   ------
Performance:       Investment income (loss)--net .........................      .02     (.05)     .12       .13      .05      .22
                   Realized and unrealized gain on investments and foreign
                   currency transactions--net ............................      .68     1.29      .85       .70     1.29      .85
                                                                            -------  -------   ------    ------  -------   ------
                   Total from investment operations ......................      .70     1.24      .97       .83     1.34     1.07
                                                                            -------  -------   ------    ------  -------   ------
                   Less dividends and distributions:
                     Investment income--net ..............................     (.02)      --     (.15)     (.04)      --     (.18)
                     In excess of investment income on investments--net ..     (.11)    (.03)    (.04)     (.19)    (.10)    (.06)
                     Realized gain on investments--net ...................     (.99)    (.12)      --      (.99)    (.12)      --
                     In excess of realized gain on investments--net ......     (.14)      --     (.03)     (.14)      --     (.03)
                                                                            -------  -------   ------    ------  -------   ------
                   Total dividends and distributions .....................    (1.26)    (.15)    (.22)    (1.36)    (.22)    (.27)
                                                                            -------  -------   ------    ------  -------   ------
                   Net asset value, end of year ..........................  $ 11.28  $ 11.84   $10.75    $11.39  $ 11.92   $10.80
                                                                            =======  =======   ======    ======  =======   ======
----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ....................     5.99%   11.61%    9.81%*+   7.02%   12.56%   10.80%*+
Return:*                                                                    =======  =======   ======    ======  =======   ======
----------------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement ........................     3.00%    3.81%    3.58%     2.12%    2.91%    2.67%
Average Net                                                                 =======  =======   ======    ======  =======   ======
Assets:            Expenses ..............................................     3.00%    4.06%    3.65%     2.12%    3.17%    2.77%
                                                                            =======  =======   ======    ======  =======   ======
                   Investment income (loss)--net .........................      .13%    (.46%)   1.07%     1.03%     .48%    2.00%
                                                                            =======  =======   ======    ======  =======   ======
----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) ................  $15,951  $10,659   $4,770    $3,149  $ 2,596   $1,513
Data:                                                                       =======  =======   ======    ======  =======   ======
                   Portfolio turnover ....................................    99.11%  125.68%   83.14%    99.11%  125.68%   83.14%
                                                                            =======  =======   ======    ======  =======   ======
                   Average commission rate paid++++ ......................  $ .0178  $ .0170       --    $.0178  $ .0170       --
                                                                            =======  =======   ======    ======  =======   ======
----------------------------------------------------------------------------------------------------------------------------------

             *     Total investment returns exclude the effects of sales loads.
             +     The Program commenced operations on February 1, 1995.
             ++    Based on average shares outstanding.
             *+    Aggregate total investment return.
             ++++  For fiscal years beginning on or after September 1, 1995, the
                   Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The
                   "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                   See Notes to Financial Statements.


                                    40 & 41

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

                                                                                    Growth Opportunity Portfolio++
                                                                              -------------------------------------------
                                                                                    Class A                 Class B
                                                                              --------------------   --------------------
                                                                                          For the                For the
                                                                               For the    Period     For the     Period
                                                                                Year      Feb. 2,      Year      Feb. 2,
                   The following per share data and ratios have been derived   Ended    1996+++ to    Ended    1996+++ to
                   from information provided in the financial statements.     Jan. 31,   Jan. 31,    Jan. 31,   Jan. 31,
                   Increase (Decrease) in Net Asset Value:                      1998       1997        1998       1997
=======================================================================================================================
Per Share          Net asset value, beginning of period ....................  $ 11.79    $ 10.00     $ 11.68    $ 10.00
Operating                                                                     -------    -------     -------    -------
Performance:       Investment income (loss)--net ...........................     (.07)       .03        (.22)      (.21)
                   Realized and unrealized gain on investments--net ........     2.83       1.76        2.80       1.89
                                                                              -------    -------     -------    -------
                   Total from investment operations ........................     2.76       1.79        2.58       1.68
                                                                              -------    -------     -------    -------
                   Less distributions from realized gain on investments--net    (1.13)        --        (.99)        --
                                                                              -------    -------     -------    -------
                   Net asset value, end of period ..........................  $ 13.42    $ 11.79     $ 13.27    $ 11.68
                                                                              =======    =======     =======    =======
=======================================================================================================================
Total Investment   Based on net asset value per share ......................    23.52%     17.90%*+    22.16%     16.80%*+
Return:**                                                                     =======    =======     =======    =======
=======================================================================================================================
Ratios to Average  Expenses, net of reimbursement ..........................     1.98%      2.44%*      3.09%      3.84%*
Net Assets:                                                                   =======    =======     =======    =======
                   Expenses ................................................     1.98%      3.08%*      3.09%      4.00%*
                                                                              =======    =======     =======    =======
                   Investment income (loss)--net ...........................      (55%)      .23%*     (1.66%)    (1.93%)*
                                                                              =======    =======     =======    =======
=======================================================================================================================
Supplemental       Net assets, end of period (in thousands) ................  $   207    $    58     $25,752    $ 9,816
Data:                                                                         =======    =======     =======    =======
                   Portfolio turnover ......................................    60.24%     51.63%      60.24%     51.63%
                                                                              =======    =======     =======    =======
                   Average commission rate paid++++ ........................  $ .0631    $ .0626     $ .0631    $ .0626
                                                                              =======    =======     =======    =======
=======================================================================================================================

                                                                                    Growth Opportunity Portfolio++
                                                                              -------------------------------------------
                                                                                    Class C                 Class D
                                                                              --------------------   --------------------
                                                                                          For the                For the
                                                                               For the    Period     For the     Period
                                                                                Year      Feb. 2,      Year      Feb. 2,
                   The following per share data and ratios have been derived   Ended    1996+++ to    Ended    1996+++ to
                   from information provided in the financial statements.     Jan. 31,   Jan. 31,    Jan. 31,   Jan. 31,
                   Increase (Decrease) in Net Asset Value:                      1998       1997        1998       1997
=========================================================================================================================
Per Share          Net asset value, beginning of period ....................  $ 11.67    $ 10.00      $ 11.78    $ 10.00
Operating                                                                     -------    -------      -------    -------
Performance:       Investment income (loss)--net ...........................     (.23)      (.22)        (.11)      (.11)
                   Realized and unrealized gain on investments--net ........     2.81       1.89         2.84       1.89
                                                                              -------    -------      -------    -------
                   Total from investment operations ........................     2.58       1.67         2.73       1.78
                                                                              -------    -------      -------    -------
                   Less distributions from realized gain on investments--net     (.99)        --        (1.09)        --
                   Net asset value, end of period ..........................  $ 13.26    $ 11.67      $ 13.42    $ 11.78
                                                                              =======    =======      =======    =======
=========================================================================================================================
Total Investment   Based on net asset value per share ......................    22.17%     16.70%*+     23.30%     17.80%*+
Return:**                                                                     =======    =======      =======    =======
=========================================================================================================================
Ratios to Average  Expenses, net of reimbursement ..........................     3.14%      3.88%*       2.23%      2.94%*
Net Assets:                                                                   =======    =======      =======    =======
                   Expenses ................................................     3.14%      4.05%*       2.23%      3.13%*
                                                                              =======    =======      =======    =======
                   Investment income (loss)--net ...........................    (1.71%)    (1.98%)*      (.80%)    (1.00%)*
                                                                              =======    =======      =======    =======
=========================================================================================================================
Supplemental       Net assets, end of period (in thousands) ................  $13,059    $ 4,649      $ 1,612    $   819
Data:                                                                         =======    =======      =======    =======
                   Portfolio turnover ......................................    60.24%     51.63%       60.24%     51.63%
                                                                              =======    =======      =======    =======
                   Average commission rate paid++++ ........................  $ .0631    $ .0626      $ .0631    $ .0626
                                                                              =======    =======      =======    =======
=========================================================================================================================

                                                                                            Quality Bond Portfolio
                                                                           ------------------------------------------------------
                                                                                     Class A                     Class B
                                                                           --------------------------    ------------------------
                                                                                   For the Year                 For the Year
                  The following per share data and ratios have been derived      Ended January 31,            Ended January 31,
                  from information provided in the financial statements.   --------------------------    ------------------------
                  Increase (Decrease) in Net Asset Value:                    1998     1997      1996+      1998    1997     1996+
=================================================================================================================================
Per Share         Net asset value, beginning of year ....................  $  9.79   $10.27   $ 10.00    $  9.79  $10.27  $ 10.00
Operating                                                                  -------   ------   -------    -------  ------  -------
Performance:      Investment income--net ................................      .69      .68       .62        .60     .59      .54
                  Realized and unrealized gain (loss) on investments--net      .31     (.44)      .27        .30    (.44)     .27
                                                                           -------   ------   -------    -------  ------  -------
                  Total from investment operations ......................     1.00      .24       .89        .90     .15      .81
                                                                           -------   ------   -------    -------  ------  -------
                  Less dividends and distributions:
                    Investment income--net ..............................     (.69)    (.68)     (.62)      (.60)   (.59)    (.54)
                    Realized gain on investments--net ...................       --     (.04)       --         --    (.04)      --
                                                                           -------   ------   -------    -------  ------  -------
                  Total dividends and distributions .....................     (.69)    (.72)     (.62)      (.60)   (.63)    (.54)
                                                                           -------   ------   -------    -------  ------  -------
                  Net asset value, end of year ..........................  $ 10.10   $ 9.79   $ 10.27    $ 10.09  $ 9.79  $ 10.27
                                                                           =======   ======   =======    =======  ======  =======
=================================================================================================================================
Total Investment  Based on net asset value per share ....................    10.59%    2.51%     9.26%*+    9.55%   1.62%    8.35%*+
Return:**                                                                  =======   ======   =======    =======  ======  =======
=================================================================================================================================
Ratios to         Expenses, net of reimbursement ........................      .00%     .00%      .00%       .75%    .78%     .79%
Average Net                                                                =======   ======   =======    =======  ======  =======
Assets:           Expenses ..............................................     2.62%    3.23%     2.60%      3.51%   4.08%    3.31%
                                                                           =======   ======   =======    =======  ======  =======
                  Investment income--net ................................     7.01%    6.85%     6.22%      6.14%   6.00%    5.52%
                                                                           =======   ======   =======    =======  ======  =======
=================================================================================================================================
Supplemental      Net assets, end of year (in thousands) ................  $ 1,214   $2,254   $ 2,196    $ 6,095  $4,824  $ 3,049
Data:                                                                      =======   ======   =======    =======  ======  =======
                  Portfolio turnover ....................................   114.61%   91.10%    86.68%    114.61%  91.10%   86.68%
                                                                           =======   ======   =======    =======  ======  =======
=================================================================================================================================

                                                                                            Quality Bond Portfolio
                                                                           ------------------------------------------------------
                                                                                     Class C                     Class D
                                                                           --------------------------    ------------------------
                                                                                   For the Year                 For the Year
                  The following per share data and ratios have been derived      Ended January 31,            Ended January 31,
                  from information provided in the financial statements.   --------------------------    ------------------------
                  Increase (Decrease) in Net Asset Value:                    1998     1997      1996+      1998    1997     1996+
=================================================================================================================================
Per Share         Net asset value, beginning of year ....................  $  9.79   $10.27   $ 10.00    $  9.79  $10.27  $ 10.00
Operating                                                                  -------   ------   -------    -------  ------  -------
Performance:      Investment income--net ................................      .60      .58       .53        .66     .65      .60
                  Realized and unrealized gain (loss) on investments--net      .30     (.44)      .27        .30    (.44)     .27
                                                                           -------   ------   -------    -------  ------  -------
                  Total from investment operations ......................      .90      .14       .80        .96     .21      .87
                                                                           -------   ------   -------    -------  ------  -------
                  Less dividends and distributions:
                    Investment income--net ..............................     (.60)    (.58)     (.53)      (.66)   (.65)    (.60)
                    Realized gain on investments--net ...................       --     (.04)       --         --    (.04)      --
                                                                           -------   ------   -------    -------  ------  -------
                  Total dividends and distributions .....................     (.60)    (.62)     (.53)      (.66)   (.69)    (.60)
                                                                           -------   ------   -------    -------  ------  -------
                  Net asset value, end of year ..........................  $ 10.09   $ 9.79   $ 10.27    $ 10.09  $ 9.79  $ 10.27
                                                                           =======   ======   =======    =======  ======  =======
=================================================================================================================================
Total Investment  Based on net asset value per share ....................     9.46%    1.55%     8.27%*+   10.21%   2.25%    8.99%*+
Return:**                                                                  =======   ======   =======    =======  ======  =======
=================================================================================================================================
Ratios to         Expenses, net of reimbursement ........................      .80%     .85%      .87%       .25%    .16%     .19%
Average Net                                                                =======   ======   =======    =======  ======  =======
Assets:           Expenses ..............................................     3.60%    4.15%     3.44%      2.90%   3.47%    2.70%
                                                                           =======   ======   =======    =======  ======  =======
                  Investment income--net ................................     6.05%    5.93%     5.46%      6.75%   6.62%    6.11%
                                                                           =======   ======   =======    =======  ======  =======
=================================================================================================================================
Supplemental      Net assets, end of year (in thousands) ................  $ 2,814   $1,885   $ 1,123    $   609  $  452  $   221
Data:                                                                      =======   ======   =======    =======  ======  =======
                  Portfolio turnover ....................................   114.61%   91.10%    86.68%    114.61%  91.10%   86.68%
                                                                           =======   ======   =======    =======  ======  =======
=================================================================================================================================

            *     Annualized.
            **    Total investment returns exclude the effects of sales loads.
            +     The Program commenced operations on February 1, 1995.
            ++    Based on average shares outstanding.
            +++   Commencement of operations.
            *+    Aggregate total investment return.
            ++++  For fiscal years beginning on or after September 1, 1995, the
                  Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The
                  "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


                                    42 & 43

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

                                                                                      US Government Securities Portfolio
                                                                           ------------------------------------------------------
                                                                                     Class A                     Class B
                                                                           --------------------------    ------------------------
                                                                                   For the Year                 For the Year
                  The following per share data and ratios have been derived      Ended January 31,            Ended January 31,
                  from information provided in the financial statements.   --------------------------    ------------------------
                  Increase (Decrease) in Net Asset Value:                    1998     1997      1996+      1998    1997     1996+
=================================================================================================================================
Per Share         Net asset value, beginning of year ....................  $ 10.20   $10.48   $ 10.00    $ 10.20  $10.48  $ 10.00
Operating                                                                  -------   ------   -------    -------  ------  -------
Performance:      Investment income--net ................................      .69      .69       .76        .61     .60      .68
                  Realized and unrealized gain (loss) on investments--net      .35     (.21)      .74        .35    (.21)     .74
                                                                           -------   ------   -------    -------  ------  -------
                  Total from investment operations ......................     1.04      .48      1.50        .96     .39     1.42
                                                                           -------   ------   -------    -------  ------  -------
                  Less dividends and distributions:
                    Investment income--net ..............................     (.69)    (.69)     (.76)      (.61)   (.60)    (.68)
                    Realized gain on investments--net ...................     (.07)    (.07)     (.26)      (.07)   (.07)    (.26)
                                                                           -------   ------   -------    -------  ------  -------
                  Total dividends and distributions .....................     (.76)    (.76)    (1.02)      (.68)   (.67)    (.94)
                                                                           -------   ------   -------    -------  ------  -------
                  Net asset value, end of year ..........................  $ 10.48   $10.20   $ 10.48    $ 10.48  $10.20  $ 10.48
                                                                           =======   ======   =======    =======  ======  =======
=================================================================================================================================
Total Investment  Based on net asset value per share ....................    10.66%    4.76%    15.47%*+    9.76%   3.90%   14.53%*+
Return:*                                                                   =======   ======   =======    =======  ======  =======
=================================================================================================================================
Ratios to         Expenses, net of reimbursement ........................      .00%     .00%      .00%       .75%    .78%     .81%
Average Net                                                                =======   ======   =======    =======  ======  =======
Assets:           Expenses ..............................................     2.00%    2.92%     2.54%      2.82%   3.72%    3.35%
                                                                           =======   ======   =======    =======  ======  =======
                  Investment income--net ................................     6.80%    6.69%     7.30%      5.94%   5.85%    6.28%
                                                                           =======   ======   =======    =======  ======  =======
=================================================================================================================================
Supplemental      Net assets, end of year (in thousands) ................  $ 3,233   $4,486   $ 5,463    $ 6,627  $4,514  $ 3,043
Data:                                                                      =======   ======   =======    =======  ======  =======
                  Portfolio turnover ....................................   361.31%   27.32%   113.05%    361.31%  27.32%  113.05%
                                                                           =======   ======   =======    =======  ======  =======
=================================================================================================================================

                                                                                      US Government Securities Portfolio
                                                                           ------------------------------------------------------
                                                                                     Class C                     Class D
                                                                           --------------------------    ------------------------
                                                                                   For the Year                 For the Year
                  The following per share data and ratios have been derived      Ended January 31,            Ended January 31,
                  from information provided in the financial statements.   --------------------------    ------------------------
                  Increase (Decrease) in Net Asset Value:                    1998     1997      1996+      1998    1997     1996+
=================================================================================================================================
Per Share         Net asset value, beginning of year ....................  $ 10.19   $10.47   $ 10.00    $ 10.20  $10.48  $ 10.00
Operating                                                                  -------   ------   -------    -------  ------  -------
Performance:      Investment income--net ................................      .60      .59       .67        .67     .66      .74
                  Realized and unrealized gain (loss) on investments--net      .36     (.21)      .73        .35    (.21)     .74
                                                                           -------   ------   -------    -------  ------  -------
                  Total from investment operations ......................      .96      .38      1.40       1.02     .45     1.48
                                                                           -------   ------   -------    -------  ------  -------
                  Less dividends and distributions:
                    Investment income--net ..............................     (.60)    (.59)     (.67)      (.67)   (.66)    (.74)
                    Realized gain on investments--net ...................     (.07)    (.07)     (.26)      (.07)   (.07)    (.26)
                                                                           -------   ------   -------    -------  ------  -------
                  Total dividends and distributions .....................     (.67)    (.66)     (.93)      (.74)   (.73)   (1.00)
                                                                           -------   ------   -------    -------  ------  -------
                  Net asset value, end of year ..........................  $ 10.48   $10.19   $ 10.47    $ 10.48  $10.20  $ 10.48
                                                                           =======   ======   =======    =======  ======  =======
=================================================================================================================================
Total Investment  Based on net asset value per share ....................     9.79%    3.83%    14.36%*+   10.38%   4.49%   15.13%*+
Return:*                                                                   =======   ======   =======    =======  ======  =======
=================================================================================================================================
Ratios to         Expenses, net of reimbursement ........................      .80%     .85%      .86%       .25%    .21%     .22%
Average Net                                                                =======   ======   =======    =======  ======  =======
Assets:           Expenses ..............................................     2.90%    3.78%     3.41%      2.25%   3.14%    2.77%
                                                                           =======   ======   =======    =======  ======  =======
                  Investment income--net ................................     5.88%    5.78%     6.21%      6.53%   6.42%    6.90%
                                                                           =======   ======   =======    =======  ======  =======
=================================================================================================================================
Supplemental      Net assets, end of year (in thousands) ................  $ 2,057   $1,757   $ 1,089    $   315  $  313  $   182
Data:                                                                      =======   ======   =======    =======  ======  =======
                  Portfolio turnover ....................................   361.31%   27.32%   113.05%    361.31%  27.32%  113.05%
                                                                           =======   ======   =======    =======  ======  =======
=================================================================================================================================

            *     Total investment returns exclude the effects of sales loads.
            +     The Program commenced operations on February 1, 1995.
            *+    Aggregate total investment return.

                  See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Asset Builder Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company consisting of five separate portfolios: Fundamental Value Portfolio, Global Opportunity Portfolio, Growth Opportunity Portfolio, Quality Bond Portfolio and US Government Securities Portfolio (the "Portfolios"), except for Growth Opportunity Portfolio which is classified as a non-diversified portfolio. The Program's Portfolios offer four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Program.

(b) Derivative financial instruments--Each Portfolio may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt or currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolios may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios


                                    44 & 45

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998 deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolios are authorized to purchase and write call and put options. When the Portfolios write an option, an amount equal to the premium received by the Portfolios is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolios enter into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolios' records. However, the effect on operations is recorded from the date the Portfolios enter into such contracts. Premium or discount is amortized over the life of the contracts.

o Foreign currency options and futures--Fundamental Value, Global Opportunity and Growth Opportunity Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolios, sold by the Portfolios but not yet delivered, or committed or anticipated to be purchased by the Portfolios.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income of Quality Bond and US Government Securities Portfolios are declared daily and paid monthly. Dividends from net investment income of Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are recorded on the ex-dividend dates. Distributions of capital gains for all Portfolios are recorded on the ex-dividend dates. Distributions in excess of investment income and realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Dollar rolls--The USA Government Securities Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $837,183 in the Fundamental Value Portfolio have been reclassified between undistributed net realized capital gains and accumulated net investment loss, differences of $438,067 in the Global Opportunity Portfolio have been reclassified between accumulated distributions in excess of net realized capital gains and accumulated distributions in excess of net investment income and differences of $597,155 in the Growth Opportunity Portfolio have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Program has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Program's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, each Portfolio pays a monthly fee based on the average daily value of that Portfolio's net assets at the following annual rates; 0.65% for Fundamental Value and Growth Opportunity Portfolios, 0.50% for Quality Bond and US Government Securities Portfolios and 0.75% for Global Opportunity Portfolio.

For the year ended January 31, 1998, MLAM had voluntarily waived management fees and reimbursed each Portfolio for additional expenses as follows:

------------------------------------------------------------------
                                      Management        Additional
                                         Fee             Expenses
------------------------------------------------------------------
Quality Bond Portfolio                 $48,576           $217,626
US Government Securities Portfolio     $55,861           $171,285
------------------------------------------------------------------

Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Portfolio pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

----------------------------------------------------------------------
                                           Account Maintenance Fees
                                        ------------------------------
                                        Class B     Class C    Class D
----------------------------------------------------------------------
Fundamental Value Portfolio              0.25%       0.25%      0.25%
Global Opportunity Portfolio             0.25%       0.25%      0.25%
Growth Opportunity Portfolio             0.25%       0.25%      0.25%
Quality Bond Portfolio                   0.25%       0.25%      0.25%
US Government Securities Portfolio       0.25%       0.25%      0.25%
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                 Distribution Fees
                                            --------------------------
                                            Class B            Class C
----------------------------------------------------------------------
Fundamental Value Portfolio                  0.75%              0.75%
Global Opportunity Portfolio                 0.75%              0.75%
Growth Opportunity Portfolio                 0.75%              0.75%
Quality Bond Portfolio                       0.50%              0.55%
US Government Securities Portfolio           0.50%              0.55%
----------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Program. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended January 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:

------------------------------------------------------------------
                                   MLFD               MLPF&S
                             ----------------    -----------------
                             Class A  Class D    Class A   Class D
------------------------------------------------------------------
Fundamental Value Portfolio    $18    $1,745      $350    $33,986
Global Opportunity Portfolio     6     1,226       119     25,695
Growth Opportunity Portfolio     1     1,165        24     23,000
Quality Bond Portfolio           1       172        12      2,520
US Government Securities
  Portfolio                     --        38        --        573
------------------------------------------------------------------

For the year ended January 31, 1998, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:

-------------------------------------------------------------------
                                    Class B Shares   Class C Shares
-------------------------------------------------------------------
Fundamental Value Portfolio           $102,624           $5,816
Global Opportunity Portfolio            91,081            4,532
Growth Opportunity Portfolio            32,416            3,019
Quality Bond Portfolio                  25,484              706
US Government Securities Portfolio      15,881              432
-------------------------------------------------------------------

In addition, MLPF&S received $1,230, $7,772, and $971 in commissions on the execution of portfolio security transactions for the Fundamental Value, Global Opportunity and Growth Opportunity Portfolios, respectively, for the year ended January 31, 1998.


                                    46 & 47

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

During the year ended January 31, 1998, Quality Bond and US Government Securities Portfolios paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $3,382 and $1,441, respectively, for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to each Portfolio by MLAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of MLAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 1998 were as follows:

-----------------------------------------------------------------
                                     Purchases           Sales
-----------------------------------------------------------------
Fundamental Value Portfolio         $50,879,691       $39,025,311
Global Opportunity Portfolio        $56,458,624       $49,518,660
Growth Opportunity Portfolio        $31,169,732       $14,531,860
Quality Bond Portfolio              $10,942,161       $10,137,686
US Government Securities Portfolio  $39,802,973       $38,562,211
-----------------------------------------------------------------

Net realized and unrealized gains (losses) as of January 31, 1998 were as follows:

-------------------------------------------------------------------
                                             Realized
                                              Gains      Unrealized
Fundamental Value Portfolio                  (Losses)      Gains
-------------------------------------------------------------------
Long-term investments ....................  $7,145,890   $8,177,695
Short-term investments ...................         (17)          --
                                            ----------   ----------
Total ....................................  $7,145,873   $8,177,695
                                            ==========   ==========
-------------------------------------------------------------------
-------------------------------------------------------------------
                                             Realized    Unrealized
                                               Gains       Gains
Global Opportunity Portfolio                 (Losses)     (Losses)
-------------------------------------------------------------------
Long-term investments ....................  $3,811,956   $3,116,531
Foreign currency transactions ............    (535,846)      (9,436)
Forward foreign exchange contracts .......     910,458      (16,522)
                                            ----------   ----------
Total ....................................  $4,186,568   $3,090,573
                                            ==========   ==========
-------------------------------------------------------------------
-------------------------------------------------------------------
                                             Realized    Unrealized
Growth Opportunity Portfolio                   Gains       Gains
-------------------------------------------------------------------
Long-term investments ....................  $2,875,420   $4,054,980
                                            ----------   ----------
Total ....................................  $2,875,420   $4,054,980
                                            ==========   ==========
-------------------------------------------------------------------
-------------------------------------------------------------------
                                              Realized   Unrealized
Quality Bond Portfolio                         Gains       Gains
-------------------------------------------------------------------
Long-term investments .....................   $ 34,086    $ 172,764
                                              --------    ---------
Total .....................................   $ 34,086    $ 172,764
                                              ========    =========
-------------------------------------------------------------------
-------------------------------------------------------------------
                                             Realized    Unrealized
US Government Securities Portfolio             Gains       Gains
-------------------------------------------------------------------
Long-term investments .....................  $ 100,678    $ 280,576
                                             ---------    ---------
Total .....................................  $ 100,678    $ 280,576
                                             =========    =========
-------------------------------------------------------------------

As of January 31, 1998, net unrealized appreciation (depreciation) for Federal come tax purposes was as follows:

--------------------------------------------------------------------
                             Gross         Gross
                          Unrealized     Unrealized   Net Unrealized
                         Appreciation   Depreciation   Appreciation
--------------------------------------------------------------------
Fundamental Value
Portfolio                 $9,931,514    $(1,757,011)    $8,174,503
Global Opportunity
Portfolio                 $5,709,770    $(2,594,036)    $3,115,734
Growth Opportunity
Portfolio                 $4,997,366    $  (942,386)    $4,054,980
Quality Bond Portfolio    $  207,421    $   (34,657)    $  172,764
US Government Securities
Portfolio                 $  284,169    $    (3,593)    $  280,576
--------------------------------------------------------------------

The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $69,297,206 for the Fundamental Value Portfolio, $54,199,284 for the Global Opportunity Portfolio, $38,948,641 for the Growth Opportunity Portfolio, $10,286,281 for the Quality Bond Portfolio, and $11,723,703 for the US Government Securities Portfolio.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions for the years ended January 31, 1998 and January 31, 1997, respectively, were as follows:

------------------------------------------------------------------
                                       For the          For the
                                     Year Ended       Year Ended
                                    Jan. 31, 1998    Jan. 31, 1997
------------------------------------------------------------------
Fundamental Value Portfolio          $20,907,035      $16,589,653
Global Opportunity Portfolio         $19,283,250      $14,719,748
Growth Opportunity Portfolio         $22,868,370      $13,569,697
Quality Bond Portfolio               $ 1,015,801      $ 3,143,735
US Government Securities Portfolio   $   868,656      $ 1,556,845
------------------------------------------------------------------

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Fundamental Value Portfolio
-------------------------------------------------------------------
Class A Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold ...................................  9,220   $  132,100
Shares issued to shareholders in
reinvestment of distributions .................  2,200       30,166
                                                ------   ----------
Total issued .................................. 11,420      162,266
Shares redeemed ............................... (4,168)     (58,954)
                                                ------   ----------
Net increase ..................................  7,252   $  103,312
                                                ======   ==========
-------------------------------------------------------------------
-------------------------------------------------------------------
Fundamental Value Portfolio
-------------------------------------------------------------------
Class A Shares for the Year                                Dollar
Ended January 31, 1997                          Shares     Amount
-------------------------------------------------------------------
Shares sold ...................................  7,936   $  102,340
Shares issued to shareholders in
reinvestment of distributions .................    493        6,544
                                                ------   ----------
Total issued ..................................  8,429      108,884
Shares redeemed ............................... (3,359)     (43,444)
                                                ------   ----------
Net increase ..................................  5,070   $   65,440
                                                ======   ==========
-------------------------------------------------------------------
-------------------------------------------------------------------
Fundamental Value Portfolio
-------------------------------------------------------------------
Class B Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold ...............................  1,066,388  $15,104,878
Shares issued to shareholders in
reinvestment of distributions .............    364,846    4,925,423
                                             ---------  -----------
Total issued ..............................  1,431,234   20,030,301
Automatic conversion of shares ............    (18,069)    (264,298)
Shares redeemed ...........................   (518,101)  (7,502,100)
                                             ---------  -----------
Net increase ..............................    895,064  $12,263,903
                                             =========  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
Fundamental Value Portfolio
-------------------------------------------------------------------
Class B Shares for the Year                                Dollar
Ended January 31, 1997                          Shares     Amount
-------------------------------------------------------------------
Shares sold ...............................  1,015,710  $12,783,442
Shares issued to shareholders in
reinvestment of distributions .............     73,472      962,487
                                             ---------  -----------
Total issued ..............................  1,089,182   13,745,929
Automatic conversion of shares ............    (25,869)    (323,827)
Shares redeemed ...........................   (279,781)  (3,545,224)
                                             ---------  -----------
Net increase ..............................    783,532  $ 9,876,878
                                             =========  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
Fundamental Value Portfolio
-------------------------------------------------------------------
Class C Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold .................................  601,444  $ 8,526,327
Shares issued to shareholders in
reinvestment of distributions ...............  170,139    2,296,877
                                               -------  -----------
Total issued ................................  771,583   10,823,204
Shares redeemed ............................. (227,728)  (3,289,347)
                                               -------  -----------
Net increase ................................  543,855  $ 7,533,857
                                               =======  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
Fundamental Value Portfolio
-------------------------------------------------------------------
Class C Shares for the Year                                Dollar
Ended January 31, 1997                          Shares     Amount
-------------------------------------------------------------------
Shares sold .................................  568,727  $ 7,170,424
Shares issued to shareholders in
reinvestment of distributions ...............   31,790      416,450
                                               -------  -----------
Total issued ................................  600,517    7,586,874
Shares redeemed ............................. (170,842)  (2,169,492)
                                               -------  -----------
Net increase ................................  429,675  $ 5,417,382
                                               =======  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
Fundamental Value Portfolio
-------------------------------------------------------------------
Class D Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold .................................   56,654   $  867,530
Automatic conversion of shares ..............   22,297      264,298
Shares issued to shareholders in
reinvestment of distributions ...............   41,085      562,040
                                               -------   ----------
Total issued ................................  120,036    1,693,868
Shares redeemed .............................  (47,582)    (687,905)
                                               -------   ----------
Net increase ................................   72,454  $ 1,005,963
                                               =======  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
Fundamental Value Portfolio
-------------------------------------------------------------------
Class D Shares for the Year                                Dollar
Ended January 31, 1997                          Shares     Amount
-------------------------------------------------------------------
Shares sold .................................   95,960  $ 1,214,323
Automatic conversion of shares ..............   25,591      323,827
Shares issued to shareholders in
reinvestment of distributions ...............   10,204      135,000
                                               -------  -----------
Total issued ................................  131,755    1,673,150
Shares redeemed .............................  (35,230)    (443,197)
                                               -------  -----------
Net increase ................................   96,525  $ 1,229,953
                                               =======  ===========
-------------------------------------------------------------------


                                     48 & 49

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

-------------------------------------------------------------------
Global Opportunity Portfolio
-------------------------------------------------------------------
Class A Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold ...................................  6,103    $  76,288
Shares issued to shareholders in
reinvestment of dividends and distributions ...  1,486       16,699
                                                 -----    ---------
Total issued ..................................  7,589       92,987
Shares redeemed ............................... (3,720)     (45,571)
                                                 -----    ---------
Net increase ..................................  3,869    $  47,416
                                                 =====    =========
-------------------------------------------------------------------
-------------------------------------------------------------------
Global Opportunity Portfolio
-------------------------------------------------------------------
Class A Shares
for the Year Ended                                         Dollar
January 31, 1997                                Shares     Amount
-------------------------------------------------------------------
Shares sold ................................     5,866  $    65,458
Shares issued to shareholders in
reinvestment of dividends and distributions        209        2,379
                                              --------  -----------
Total issued ...............................     6,075       67,837
Shares redeemed ............................  (274,907)  (2,981,256)
                                              --------  -----------
Net decrease ...............................  (268,832) $(2,913,419)
                                              ========  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
Global Opportunity Portfolio
-------------------------------------------------------------------
Class B Shares
for the Year Ended                                         Dollar
January 31, 1998                                Shares     Amount
-------------------------------------------------------------------
Shares sold ................................ 1,157,893  $14,316,582
Shares issued to shareholders in
reinvestment of dividends and distributions    341,688    3,813,239
                                             ---------  -----------
Total issued ............................... 1,499,581   18,129,821
Automatic conversion of shares .............   (21,068)    (255,000)
Shares redeemed ............................  (449,247)  (5,533,115)
                                             ---------  -----------
Net increase ............................... 1,029,266  $12,341,706
                                             =========  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
Global Opportunity Portfolio
-------------------------------------------------------------------
Class B Shares
for the Year Ended                                         Dollar
January 31, 1997                                Shares     Amount
-------------------------------------------------------------------
Shares sold ................................ 1,345,701  $14,794,340
Shares issued to shareholders in
reinvestment of dividends and distributions     30,558      347,756
                                             ---------  -----------
Total issued ............................... 1,376,259   15,142,096
Automatic conversion of shares .............    (5,557)     (61,320)
Shares redeemed ............................  (298,549)  (3,316,163)
                                             ---------  -----------
Net increase ............................... 1,072,153  $11,764,613
                                             =========  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
Global Opportunity Portfolio
-------------------------------------------------------------------
Class C Shares
for the Year Ended                                         Dollar
January 31, 1998                                Shares     Amount
-------------------------------------------------------------------
Shares sold ................................   597,712  $ 7,395,862
Shares issued to shareholders in
reinvestment of dividends and distributions    130,118    1,449,520
                                               -------  -----------
Total issued ...............................   727,830    8,845,382
Shares redeemed ............................  (214,300)  (2,642,190)
                                               -------  -----------
Net increase ...............................   513,530  $ 6,203,192
                                               =======  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
Global Opportunity Portfolio
-------------------------------------------------------------------
Class C Shares for the Year                                Dollar
Ended January 31, 1997                          Shares     Amount
-------------------------------------------------------------------
Shares sold ................................   569,220  $ 6,253,388
Shares issued to shareholders in
reinvestment of dividends and distributions     10,679      121,315
                                               -------  -----------
Total issued ...............................   579,899    6,374,703
Shares redeemed ............................  (123,382)  (1,369,969)
                                               -------  -----------
Net increase ...............................   456,517  $ 5,004,734
                                               =======  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
Global Opportunity Portfolio
-------------------------------------------------------------------
Class D Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold ................................    57,335   $  713,616
Automatic conversion of shares .............    20,888      255,000
Shares issued to shareholders in
reinvestment of dividends and distributions     26,790      300,854
                                               -------   ----------
Total issued ...............................   105,013    1,269,470
Shares redeemed ............................   (46,165)    (578,534)
                                               -------   ----------
Net increase ...............................    58,848   $  690,936
                                               =======   ==========
-------------------------------------------------------------------
-------------------------------------------------------------------
Global Opportunity Portfolio
-------------------------------------------------------------------
Class D Shares for the Year                                Dollar
Ended January 31, 1997                          Shares     Amount
-------------------------------------------------------------------
Shares sold ................................    93,756   $1,043,467
Automatic conversion of shares .............     5,516       61,320
Shares issued to shareholders in
reinvestment of dividends and distributions      3,910       44,693
                                               -------   ----------
Total issued ...............................   103,182    1,149,480
Shares redeemed ............................   (25,507)    (285,660)
                                               -------   ----------
Net increase ...............................    77,675   $  863,820
                                               =======   ==========
-------------------------------------------------------------------
-------------------------------------------------------------------
Growth Opportunity Portfolio
-------------------------------------------------------------------
Class A Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold ..................................  11,373   $  148,959
Shares issued to shareholders in
reinvestment of distributions ................     959       12,711
                                                ------   ----------
Total issued .................................  12,332      161,670
Shares redeemed ..............................  (1,802)     (24,112)
                                                ------   ----------
Net increase .................................  10,530   $  137,558
                                                ======   ==========
-------------------------------------------------------------------
-------------------------------------------------------------------
Growth Opportunity Portfolio
-------------------------------------------------------------------
Class A Shares for the Period                              Dollar
February 2, 1996+ to January 31, 1997           Shares     Amount
-------------------------------------------------------------------
Shares sold .................................  205,569  $ 2,057,557
Shares redeemed ............................. (200,796)  (2,041,351)
                                              --------  -----------
Net increase ................................    4,773  $    16,206
                                              ========  ===========
-------------------------------------------------------------------

+ Prior to February 2, 1996 (commencement of operations), the Portfolio issued 100 shares to MLAM for $1,000.

-------------------------------------------------------------------
Growth Opportunity Portfolio
-------------------------------------------------------------------
Class B Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold ...............................  1,121,578  $14,651,783
Shares issued to shareholders in
reinvestment of distributions .............    113,008    1,483,802
                                             ---------  -----------
Total issued ..............................  1,234,586   16,135,585
Automatic conversion of shares ............       (614)      (7,993)
Shares redeemed ...........................   (134,463)  (1,761,065)
                                             ---------  -----------
Net increase ..............................  1,099,509  $14,366,527
                                             =========  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
Growth Opportunity Portfolio
-------------------------------------------------------------------
Class B Shares for the Period                              Dollar
February 2, 1996+ to January 31, 1997           Shares     Amount
-------------------------------------------------------------------
Shares sold .................................  886,181  $ 9,203,628
Automatic conversion of shares ..............     (947)     (10,034)
Shares redeemed .............................  (44,611)    (477,407)
                                               -------  -----------
Net increase ................................  840,623  $ 8,716,187
                                               =======  ===========
-------------------------------------------------------------------

+ Prior to February 2, 1996 (commencement of operations), the Portfolio issued 100 shares to MLAM for $1,000.

-------------------------------------------------------------------
Growth Opportunity Portfolio
-------------------------------------------------------------------
Class C Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold .................................  619,880  $ 8,145,982
Shares issued to shareholders in
reinvestment of distributions ...............   55,973      734,362
                                               -------  -----------
Total issued ................................  675,853    8,880,344
Shares redeemed .............................  (89,393)  (1,181,122)
                                               -------  -----------
Net increase ................................  586,460  $ 7,699,222
                                               =======  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
Growth Opportunity Portfolio
-------------------------------------------------------------------
Class C Shares for the Period                              Dollar
February 2, 1996+ to January 31, 1997           Shares     Amount
-------------------------------------------------------------------
Shares sold .................................  429,086  $ 4,441,657
Shares redeemed .............................  (30,877)    (324,727)
                                               -------  -----------
Net increase ................................  398,209  $ 4,116,930
                                               =======  ===========
-------------------------------------------------------------------

+ Prior to February 2, 1996 (commencement of operations), the Portfolio issued 100 shares to MLAM for $1,000.

-------------------------------------------------------------------
Growth Opportunity Portfolio
-------------------------------------------------------------------
Class D Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold ..................................  50,926   $  667,879
Automatic conversion of shares ...............     607        7,993
Shares issued to shareholders in
reinvestment of distributions ................   7,535       99,917
                                                ------   ----------
Total issued .................................  59,068      775,789
Shares redeemed ..............................  (8,444)    (110,726)
                                                ------   ----------
Net increase .................................  50,624   $  665,063
                                                ======   ==========
-------------------------------------------------------------------
-------------------------------------------------------------------
Growth Opportunity Portfolio
-------------------------------------------------------------------
Class D Shares for the Period                              Dollar
February 2, 1996+ to January 31, 1997           Shares     Amount
-------------------------------------------------------------------
Shares sold ..................................  78,115   $  811,625
Automatic conversion of shares ...............     944       10,034
                                                ------   ----------
Total issued .................................  79,059      821,659
Shares redeemed ..............................  (9,637)    (101,285)
                                                ------   ----------
Net increase .................................  69,422   $  720,374
                                                ======   ==========
-------------------------------------------------------------------

+ Prior to February 2, 1996 (commencement of operations), the Portfolio issued 100 shares to MLAM for $1,000.

-------------------------------------------------------------------
Quality Bond Portfolio
-------------------------------------------------------------------
Class A Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold ................................    10,350  $   102,471
Shares issued to shareholders in
reinvestment of dividends ..................    12,748      125,532
                                              --------  -----------
Total issued ...............................    23,098      228,003
Shares redeemed ............................  (133,027)  (1,309,569)
                                              --------  -----------
Net decrease ...............................  (109,929) $(1,081,566)
                                              ========  ===========
-------------------------------------------------------------------


                                    50 & 51

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

-------------------------------------------------------------------
Quality Bond Portfolio
-------------------------------------------------------------------
Class A Shares for the Year                                Dollar
Ended January 31, 1997                          Shares     Amount
-------------------------------------------------------------------
Shares sold ...................................  1,729   $    5,246
Shares issued to shareholders in
reinvestment of dividends and distributions ... 14,993      159,085
                                                ------   ----------
Total issued .................................. 16,722      164,331
Shares redeemed ...............................   (298)      (2,925)
                                                ------   ----------
Net increase .................................. 16,424   $  161,406
                                                ======   ==========
-------------------------------------------------------------------
-------------------------------------------------------------------
Quality Bond Portfolio
-------------------------------------------------------------------
Class B Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold .................................  238,564  $ 2,356,757
Shares issued to shareholders
in reinvestment of dividends ................   28,335      279,605
                                               -------  -----------
Total issued ................................  266,899    2,636,362
Automatic conversion of shares ..............   (3,080)     (30,343)
Shares redeemed ............................. (152,591)  (1,500,368)
                                               -------  -----------
Net increase ................................  111,228  $ 1,105,651
                                               =======  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
Quality Bond Portfolio
-------------------------------------------------------------------
Class B Shares for the Year                                Dollar
Ended January 31, 1997                          Shares     Amount
-------------------------------------------------------------------
Shares sold .................................  234,175  $ 2,302,903
Shares issued to shareholders
in reinvestment of dividends
and distributions ...........................   23,284      228,615
                                               -------  -----------
Total issued ................................  257,459    2,531,518
Shares redeemed .............................  (61,643)    (608,507)
                                               -------  -----------
Net increase ................................  195,816  $ 1,923,011
                                               =======  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
Quality Bond Portfolio
-------------------------------------------------------------------
Class C Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold .................................  123,241  $ 1,215,099
Shares issued to shareholders
in reinvestment of dividends ................   12,781      126,179
                                               -------  -----------
Total issued ................................  136,022    1,341,278
Shares redeemed .............................  (49,669)    (489,795)
                                               -------  -----------
Net increase ................................   86,353   $  851,483
                                               =======  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
Quality Bond Portfolio
-------------------------------------------------------------------
Class C Shares for the Year                                Dollar
Ended January 31, 1997                          Shares     Amount
-------------------------------------------------------------------
Shares sold .................................  124,149 $  1,218,787
Shares issued to shareholders
in reinvestment of dividends
and distributions ...........................    9,844       96,601
                                               ------- ------------
Total issued ................................  133,993    1,315,388
Shares redeemed .............................  (50,842)    (498,626)
                                               ------- ------------
Net increase ................................   83,151 $    816,762
                                               ======= ============
-------------------------------------------------------------------
-------------------------------------------------------------------
Quality Bond Portfolio
-------------------------------------------------------------------
Class D Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold .................................   18,271    $ 179,315
Automatic conversion of shares ..............    3,079       30,343
Shares issued to shareholders in
reinvestment of dividends ...................    3,192       31,498
                                                ------    ---------
Total issued ................................   24,542      241,156
Shares redeemed .............................  (10,326)    (100,923)
                                                ------    ---------
Net increase ................................   14,216    $ 140,233
                                                ======    =========
-------------------------------------------------------------------
-------------------------------------------------------------------
Quality Bond Portfolio
-------------------------------------------------------------------
Class D Shares for the Year                                Dollar
Ended January 31, 1997                          Shares     Amount
-------------------------------------------------------------------
Shares sold ..................................  29,757    $ 292,294
Shares issued to shareholders in
reinvestment of dividends and distributions ..   2,068       20,304
                                                ------    ---------
Total issued .................................  31,825      312,598
Shares redeemed ..............................  (7,148)     (70,042)
                                                ------    ---------
Net increase .................................  24,677    $ 242,556
                                                ======    =========
-------------------------------------------------------------------
-------------------------------------------------------------------
US Government Securities Portfolio
-------------------------------------------------------------------
Class A Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold .................................   15,526  $   160,174
Shares issued to shareholders in
reinvestment of dividends and distributions .   28,552      293,404
                                              --------  -----------
Total issued ................................   44,078      453,578
Shares redeemed ............................. (175,447)  (1,802,826)
                                              --------  -----------
Net decrease ................................ (131,369) $(1,349,248)
                                              ========  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
US Government Securities Portfolio
-------------------------------------------------------------------
Class A Shares for the Year                                Dollar
Ended January 31, 1997                          Shares     Amount
-------------------------------------------------------------------
Shares sold .................................    3,546   $   36,344
Shares issued to shareholders in
reinvestment of dividends and distributions .   32,786      334,190
                                              --------   ----------
Total issued ................................   36,332      370,534
Shares redeemed ............................. (117,931)  (1,201,716)
                                              --------   ----------
Net decrease ................................  (81,599)  $ (831,182)
                                              ========   ==========
-------------------------------------------------------------------
-------------------------------------------------------------------
US Government Securities Portfolio
-------------------------------------------------------------------
Class B Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold .................................  276,296  $ 2,869,324
Shares issued to shareholders in reinvestment
of dividends and distributions ..............   24,351      250,752
                                               -------  -----------
Total issued ................................  300,647    3,120,076
Automatic conversion of shares ..............   (2,614)     (26,842)
Shares redeemed ............................. (108,297)  (1,114,491)
                                               -------  -----------
Net increase ................................  189,736  $ 1,978,743
                                               =======  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
US Government Securities Portfolio
-------------------------------------------------------------------
Class B Shares for the Year                                Dollar
Ended January 31, 1997                          Shares     Amount
-------------------------------------------------------------------
Shares sold .................................  186,113  $ 1,900,921
Shares issued to shareholders in reinvestment
of dividends and distributions ..............   18,945      193,085
                                               -------  -----------
Total issued ................................  205,058    2,094,006
Automatic conversion of shares ..............   (3,692)     (37,683)
Shares redeemed .............................  (49,105)    (500,968)
                                               -------  -----------
Net increase ................................  152,261  $ 1,555,355
                                               =======  ===========
-------------------------------------------------------------------
-------------------------------------------------------------------
US Government Securities Portfolio
-------------------------------------------------------------------
Class C Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold .................................   63,483   $  652,334
Shares issued to shareholders in reinvestment
of dividends and distributions ..............   11,384      117,111
                                                ------   ----------
Total issued ................................   74,867      769,445
Shares redeemed .............................  (50,945)    (524,818)
                                                ------   ----------
Net increase ................................   23,922   $  244,627
                                                ======   ==========
-------------------------------------------------------------------
-------------------------------------------------------------------
US Government Securities Portfolio
-------------------------------------------------------------------
Class C Shares for the Year                                Dollar
Ended January 31, 1997                       Shares        Amount
-------------------------------------------------------------------
Shares sold ..................................  92,431   $  942,477
Shares issued to shareholders in reinvestment
of dividends and distributions ...............   8,932       91,008
                                               -------   ----------
Total issued ................................. 101,363    1,033,485
Shares redeemed .............................. (33,002)    (336,458)
                                               -------   ----------
Net increase .................................  68,361   $  697,027
                                               =======   ==========
-------------------------------------------------------------------
-------------------------------------------------------------------
US Government Securities Portfolio
-------------------------------------------------------------------
Class D Shares for the Year                                Dollar
Ended January 31, 1998                          Shares     Amount
-------------------------------------------------------------------
Shares sold ..................................   9,830    $ 100,818
Automatic conversion of shares ...............   2,611       26,842
Shares issued to shareholders in reinvestment
of dividends and distributions ...............   1,742       17,916
                                                ------    ---------
Total issued .................................  14,183      145,576
Shares redeemed .............................. (14,749)    (151,042)
                                                ------    ---------
Net decrease .................................    (566)   $  (5,466)
                                                ======    =========
-------------------------------------------------------------------
-------------------------------------------------------------------
US Government Securities Portfolio
-------------------------------------------------------------------
Class D Shares for the Year                                Dollar
Ended January 31, 1997                          Shares     Amount
-------------------------------------------------------------------
Shares sold ..................................  14,460  $   147,648
Automatic conversion of shares ...............   3,691       37,683
Shares issued to shareholders in reinvestment
of dividends and distributions ...............   1,438       14,664
                                                ------   ----------
Total issued .................................  19,589      199,995
Shares redeemed ..............................  (6,300)     (64,350)
                                                ------   ----------
Net increase .................................  13,289   $  135,645
                                                ======   ==========
-------------------------------------------------------------------

5. Commitments:

At January 31, 1998, the Global Opportunity Portfolio had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase foreign currency with an approximate value of $161,000.

6. Loaned Securities:

At January 31, 1998, the US Government Securities Portfolio held US Treasury Notes having aggregate value of approximately $1,011,000 as collateral for portfolio securities loaned having a market value of approximately $1,010,000.


                                    52 & 53

                     Merrill Lynch Asset Builder Program, Inc., January 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Asset Builder Program, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios of Merrill Lynch Asset Builder Program, Inc. (the "Program") as of January 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios of Merrill Lynch Asset Builder Program, Inc. as of January 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
March 20, 1998


OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Geraldine C. Gunn, Senior Vice President
Jay C. Harbeck, Senior Vice President
Norman R. Harvey, Senior Vice President
Robert J. Martorelli, Senior Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Thomas R. Robinson, Senior Vice President
Donald C. Burke, Vice President
Lawrence R. Fuller, Vice President
Kevin M. Rendino, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                    54 & 55
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This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Asset Builder Program, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #18473--1/98



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